PROSPECTUS

5,440,904 Shares

MORGAN STANLEY CHINA A SHARE FUND, INC.

COMMON STOCK

Issuable Upon Exercise of Transferable Rights
to Subscribe for Shares of Common Stock

Morgan Stanley China A Share Fund, Inc. (the "Fund") is issuing to its common stockholders of record as of August 18, 2010 transferable rights. These rights will allow you to subscribe for one share of the Fund's common stock for each three rights held. You will receive one right for each whole share of common stock that you hold of record as of August 18, 2010. You need three rights to purchase one share at the subscription price. The Fund will not issue fractional shares upon the exercise of less than three rights. If you fully exercise all rights issued to you, you will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional shares that were not subscribed for by other holders of rights. The shares of common stock of the Fund are listed for trading on the New York Stock Exchange under the symbol "CAF." The rights are transferable and will be listed for trading on the New York Stock Exchange under the symbol "CAF RT" during the course of the offer, which may afford non-subscribing record date stockholders the opportunity to sell their rights for cash value. See "Transferability and Sale of Rights." The subscription price per share will be 90% of the average of the last reported sales price per share of the Fund's common stock on the New York Stock Exchange on the date on which the offer expires and the four preceding trading days (the "Formula Price"); provided, however, that in no event shall the subscription price be less than 90% of the net asset value per share of the Fund's common stock at the close of trading on the New York Stock Exchange on the date on which the offer expires. If the Formula Price is less than 90% of the net asset value per share of the Fund's common stock at the close of trading on the date on which the offer expires, the subscription price will be 90% of the net asset value per share on that day. See "Risk Factors and Special Considerations—Risks Related to the Offer." The subscription price per share will include a sales load.

THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON SEPTEMBER 14, 2010, UNLESS EXTENDED. The Fund announced the offer after the close of business on the New York Stock Exchange on July 1, 2010. The net asset value per share at the close of business on July 1, 2010 and August 12, 2010 was $24.04 and $27.05, respectively. Because the expiration date and the date upon which the price of the rights will be determined will be the same date, stockholders and persons who purchase rights in the secondary market who exercise their rights will not know the subscription price of the shares when they make their investment decision. Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision even if the subscription price is higher than the market price of a share of common stock on the expiration date.

The Fund is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland. The Fund's investment objective is to seek capital growth. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. See "The Fund's Investments—Investment Objective and Policies." There can be no assurance that the Fund's investment objective will be achieved. Morgan Stanley Investment Management Inc. acts as the Fund's adviser and administrator. The address of the Fund is 522 Fifth Avenue, New York, New York 10036, and the Fund's telephone number is (800) 231-2608.

Investment in the Fund's common stock involves certain risks that are not typically associated with investments in the securities of U.S. issuers, arising in part from the Fund's investments in securities of Chinese companies. Investment in the rights involves additional risks. See "Risk Factors and Special Considerations."

As a result of the offer, stockholders of record on the record date who do not fully exercise their rights should expect that they will, upon completion of the offer, own a smaller proportional interest in the Fund than would otherwise be the case. The completion of the offer will result in immediate voting dilution for such stockholders. Furthermore, if the subscription price per share is less than the Fund's net asset value, stockholders of record will experience immediate dilution of net asset value per share as a result of the offer. See "Risk Factors and Special Considerations—Risks Related to the Offer" and "The Offer—Terms of the Offer."

Please read this Prospectus carefully before investing and keep it for future reference. It sets forth concisely important information that a prospective investor should know before investing in the Fund. All questions and inquiries relating to the offer should be directed to the Information Agent, Georgeson Inc., 199 Water Street, 26th Floor, New York, New York 10038 or toll-free at (866) 628-6023. The Fund has filed additional information about the Fund and the offer with the U.S. Securities and Exchange Commission (http://www.sec.gov). Copies of the Fund's annual and semiannual reports may be obtained upon request, without charge, by writing to Morgan Stanley China A Share Fund, Inc., c/o State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2101, or by calling (800) 231-2608 and also will be made available on the Fund's website at www.morganstanley.com/im. You may also call this toll-free telephone number to request additional information about the Fund or to make stockholder inquiries.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

	Estimated Subscription Price(1)	Estimated Sales Load(1)(2)	Estimated Proceeds to the Fund(3)
Per Share	$25.72	$0.90	$24.72
Total (4)	$139,940,051	$4,897,902	$134,522,149

(footnotes on inside front cover)

MORGAN STANLEY

August 12, 2010

(footnotes from front cover)

(1)  The estimated subscription price is based upon 90% of the last reported sale price per share of the Fund's common stock on the New York Stock Exchange on August 12, 2010 and the four preceding trading days.

(2)  In connection with the offer, Morgan Stanley & Co. Incorporated, the dealer manager for the offer (the "Dealer Manager") will receive a fee from the Fund for its financial structuring, marketing and soliciting services equal to 3.50% of the subscription price per share for each share issued pursuant to the exercise of rights and the over-subscription privilege. The Dealer Manager will reallow to broker-dealers included in the selling group, if any, formed and managed by the Dealer Manager selling fees equal to 2.50% of the subscription price per share for each share issued pursuant to the offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to 0.50% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through DTC on the record date. The Fund has also agreed to reimburse the Dealer Manager up to an aggregate of $100,000 for a portion of its reasonable out-of-pocket expenses incurred in connection with the offer. These fees and expenses of the offer, including the dealer manager fee, will be borne by all of the Fund's stockholders, including those stockholders who do not exercise their rights. Morgan Stanley & Co. Incorporated is deemed to be acting as an underwriter for federal securities law purposes in connection with the offer. Prior to the expiration of the offer, the Dealer Manager and its affiliates may independently offer and sell the rights and shares in market-making transactions at negotiated prices related to prevailing market prices at the time of sale or otherwise. The Dealer Manager and its affiliates may realize profits or losses in connection with such market-making transactions independent of any fees described in this prospectus. The Fund and its investment advisers have agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "1933 Act"). See "Distribution Arrangements."

(3)  After deduction of expenses payable by the Fund, estimated at US$520,000.

(4)  Assumes that all rights are exercised in the Primary Subscription (as defined herein).

(continued from previous page)

Investment Policies. The Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is to seek capital growth. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The Fund may invest in warrants or other Strategic Transactions (as defined herein). These investments will be deemed to be counted towards the Fund's 80% policy to the extent that these investments are structured to be positively correlated and linked to China A-shares. The Fund may also invest up to 20% of its assets in other types of investments, including B-shares of companies listed on the Shanghai and Shenzhen Stock Exchanges, shares ("H-shares") of companies incorporated in mainland China and listed on The Stock Exchange of Hong Kong Limited (the "Hong Kong Stock Exchange"), shares of companies ("Red Chip companies") with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange, shares of China-related companies listed on the Hong Kong Stock Exchange, the Stock Exchange of Singapore (the "Singapore Stock Exchange") or other exchanges, and assets which may or may not be China-related, including shares of open- and closed-end investment companies, common stocks, bonds, convertible securities, money market and other short-term debt securities, cash equivalents and Strategic Transactions, which may include participation notes, warrants, options, futures, forwards, swaps or various other strategic investment transactions. For purposes of the Fund's policies, "China" means the People's Republic of China, which includes Hong Kong, and a "China-related" company is a company that (i) is organized in, or for which the principal securities trading market is in, China or (ii) derives or that is expected to derive 50% or more of its annual revenues primarily from either goods produced, sales made or services performed in China. Certain "China-related" companies that fall within category (ii) above may or may not ultimately, although at the time of purchase the Adviser and/or Sub-Adviser expected that such company would do so, derive 50% or more of its annual revenues primarily from either goods produced, sales made or services performed in China. See "Appendix A—Geographic, Political and Economic Developments in the People's Republic of China." The Fund's investment objective and 80% policy may be changed without stockholder approval; however, stockholders will be notified of any changes. There can be no assurance that the Fund's investment objective will be achieved.

Risks of Investing in Chinese Companies. An investment in the Fund should be considered speculative. Investments in Chinese companies involve certain risks and special considerations not typically associated with the United States, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility. These risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control. See "Risk Factors and Special Considerations—Risks Associated with Investments in Chinese Companies—Investments in A-shares." Moreover, information available about Chinese companies may not be as complete, accurate or timely as information about listed U.S. companies. See "Risk Factors and Special Considerations."

The information set forth in this prospectus regarding China, its economy, and the Shanghai, Shenzhen, Hong Kong and Singapore Stock Exchanges has been extracted from various government and private publications. The Fund and its Board of Directors (the "Board") have not attempted to verify the statistical information presented in this Prospectus. In this Prospectus, unless otherwise specified, all references to "U.S. dollars," "US$" or "$" are to United States dollars, to "RMB" or "renminbi" are to Chinese renminbi and to "H.K. dollars" or "HK$" are to Hong Kong dollars. On August 12, 2010, the exchange rates published in The Wall Street Journal were RMB6.7749 = US$1.00 and HK$7.7646 = US$1.00 and, unless otherwise specified, all renminbi and H.K. dollar amounts have been converted to U.S. dollars at such exchange rates. No

ii

representation is made that the renminbi, H.K. dollar or U.S. dollar amounts in this Prospectus could have been or could be converted into renminbi, H.K. dollars or U.S. dollars, as the case may be, at any particular rate or at all. See "Appendix A—Geographic, Political and Economic Developments in the People's Republic of China—Exchange Rates" for information regarding historical rates of exchange between the renminbi and the U.S. dollar. The fiscal years of the Fund referred to in this Prospectus are years ending December 31.

Certain numbers and percentages have been rounded for ease of presentation, which may result in amounts not totaling precisely.

Shares of the Fund do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the U.S. Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The information contained in this Prospectus speaks only as of the date of this Prospectus unless the information specifically indicates that another date applies. No dealer, salesperson or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer contained herein and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.

FORWARD-LOOKING STATEMENTS

The Fund may not claim the safe harbor for forward-looking statements contained in the federal securities laws of the United States because that safe harbor does not apply to investment companies. Nevertheless, you should note that certain statements in this Prospectus are prospective in nature, which involve known and unknown risks, uncertainties and other factors that may cause the Fund's actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations," "Appendix A: Geographic, Political and Economic Developments in the People's Republic of China" and elsewhere in this Prospectus. As a result of these and other factors, the Fund cannot give you any assurances as to its future results or level of performance. To the extent required by law, the Fund undertakes to amend or reflect any material changes to the information presented in this Prospectus after the date of this Prospectus.

iii

This page has been intentionally left blank

PROSPECTUS SUMMARY

The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus. You should read the entire Prospectus before you decide whether to exercise your rights. In particular, you should carefully read the risks of investing in the Shares, as discussed under "Risk Factors and Special Considerations."

The Offer at a Glance

Terms of the Offer

Morgan Stanley China A Share Fund, Inc. (the "Fund") is issuing to its common stockholders of record ("Record Date Stockholders") as of the close of business on August 18, 2010 (the "Record Date") transferable rights (the "Rights") to subscribe for up to an aggregate of 5,440,904 shares (the "Shares") of the common stock, par value $0.01 per share (the "Common Stock"), of the Fund (the "Offer"). Each Record Date Stockholder will receive one Right for each whole share of Common Stock owned on the Record Date. Each Record Date Stockholder needs three Rights to purchase one Share at the Subscription Price (as defined herein). The Fund will not issue fractional Shares upon the exercise of less than three Rights. The Shares of the Fund are listed for trading on the New York Stock Exchange (the "NYSE") under the symbol "CAF." The Rights are transferable and will be listed for trading on the NYSE under the symbol "CAF RT." Rights may be exercised at any time from August 25, 2010 through 5:00 p.m., New York time, on September 14, 2010, unless extended by the Fund (the "Subscription Period"). The term Record Date Stockholder (unless otherwise noted) will also be used herein to refer to any subsequent transferees of the Rights. The right of a Record Date Stockholder to acquire Shares during the Subscription Period is hereinafter referred to as the "Primary Subscription." Since the Subscription Price will be determined after the expiration of the Subscription Period, Record Date Stockholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights and stockholders and persons who purchase Rights in the secondary market should consider the possibility that the Subscription Price could be greater than the market price of the Fund's shares at the close of trading on the last day of the Subscription Period. Once a Record Date Stockholder subscribes for Shares and the Fund receives payment or a guarantee of payment, the Record Date Stockholder will not be able to change his or her decision. The Fund reserves the right to withdraw the Offer after the Rights have been issued. See "The Offer."

Over-Subscription Privilege

Each Record Date Stockholder, which in this instance does not include any subsequent transferees of the Rights, who fully exercises all Rights issued to him or her is entitled to subscribe for Shares which were not otherwise subscribed for by others, including subsequent transferees of the Rights, in the Primary Subscription (the "Over-Subscription Privilege"). If enough Shares are available, all of these requests will be honored in full. If these requests for Shares exceed the Shares available, the available Shares will be allocated pro rata among those Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Subscription Price

The Subscription Price per Share ("Subscription Price") will be 90% of the average of the last reported sales price per share of the Fund's Common Stock on the NYSE on the date on which the offer expires (the "Expiration Date") and the four preceding trading days (the "Formula Price"); provided, however, that in no event shall the Subscription Price be less than 90% of the net asset value ("NAV") per share of the Fund's Common Stock at the close of trading on the NYSE on the Expiration Date. If the Formula Price is less than 90% of the NAV per share of the Fund's Common Stock at the close of trading on the Expiration Date, the Subscription Price will be 90% of the NAV per share on that day. If this condition is triggered, it is likely that the market price of the Shares on the Expiration Date will be lower than the Subscription Price. Once you subscribe for Shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision even if the Subscription Price is higher than the market price of a Share of Common Stock on the Expiration Date. The Subscription Price is discussed further under "The Offer—Subscription Price." In addition, information with respect to the quarterly high and low sale prices of the Fund's Common Stock on the NYSE and the quarterly high and low NAVs per share of Common Stock is provided under "Common Stock."

Exercising Rights

Rights will be evidenced by Subscription Certificates and may be exercised by delivering to Computershare Trust Company, N.A. (the "Subscription Agent") a completed Subscription Certificate, together with payment, or by delivering a Notice of Guaranteed Delivery. The Notice of Guaranteed Delivery or Subscription Certificates together with payment should be addressed, if sent by first class mail, to Computershare Trust Company, N.A., Corporate Actions Voluntary Offer, P.O. Box 43011, Providence, Rhode Island 02940-3011 or, if sent by express mail or overnight courier, to Computershare Trust Company, N.A, Corporate Actions Voluntary Offer, 250 Royall Street, Suite V, Canton, Massachusetts 02021, or by facsimile to (617) 360-6810. Those Record Date Stockholders who subscribe in the Primary Subscription, or those Record Date Stockholders who exercise their Rights (the "Exercising Rights Holders"), will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery. See "The Offer—Exercise of Rights" and "The Offer—Payment for Shares." There is no minimum number of Rights which must be exercised for the Offer to close.

Transferability and Sale of Rights

The Rights are transferable. The Rights will be listed for trading on the NYSE under the symbol "CAF RT" during the course of the Offer. The Fund and the Dealer Manager will use their commercial best efforts to ensure that an adequate trading market for the Rights will exist. No assurance can be given that a market for the Rights will develop. Trading in the Rights on the NYSE is expected to be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date.

Foreign Restrictions

Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States ("Foreign Record Date Stockholders") (the term "United States" includes its territories and possessions and the District of Columbia). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders' accounts until instructions are received to exercise the Rights. If no instructions are received by 5:00 p.m., New York time, on September 9, 2010, three business days prior to the Expiration Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Dealer Manager will use its commercial best efforts to sell the Rights. The net proceeds, if any, from the sale of those Rights by the Dealer Manager will be remitted to these stockholders. See "The Offer—Foreign Stockholders."

Purpose of the Offer

The Board of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take advantage of investment opportunities. Without an infusion of additional capital, the Fund is limited in its ability to take advantage of new investment opportunities. The ability of the Fund to increase its investment in China A-shares is contingent upon an additional A-share Quota. The Adviser has obtained an additional $250,000,000 A-share Quota, which if not used within a limited time period, may be lost or reduced. The Board believes that increasing the size of the Fund will increase the liquidity of the Fund's shares of Common Stock and potentially reduce the Fund's expenses as a proportion of average net assets. The Offer will benefit both the Fund and its stockholders by providing the Fund with the ability to make additional investments without selling current investments if otherwise not desirable. There can be no assurance that the Offer will be successful or that, by increasing the size of the Fund, the Fund's expense ratio will be lowered. See "The Offer—Purpose of the Offer."

Tax Consequences

For federal income tax purposes, neither the receipt nor the exercise of the rights should result in taxable income to you. You will not realize a taxable loss if your rights expire without being exercised. See "The Offer—U.S. Federal Income Tax Consequences of the Offer."

Use of Proceeds

The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately US$134,522,149, after deducting offering expenses payable by the Fund estimated to be approximately US$520,000.

The Fund intends to invest the net offering proceeds in China A-shares, by utilizing the additional $250,000,000 A-share Quota that the Adviser has obtained, in accordance with the Fund's investment goals and policies. The Fund anticipates that investment of the net proceeds of the Offer in accordance with the Fund's investment goal and policies may take up to ninety days from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. The Fund may require up to 90 days due to the Fund's need to invest substantially all of its assets in the securities of issuers organized under the laws of a foreign jurisdiction. Pending such investment, the proceeds may be invested in short-term debt securities. See "Use of Proceeds."

Distribution Arrangements

Morgan Stanley & Co. Incorporated will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement between the Fund and the Dealer Manager, the Dealer Manager will provide financial structuring, marketing and soliciting services in connection with the Offer and will solicit the exercise of Rights and participation in the over-subscription privilege by Record Date Stockholders. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for its financial structuring, marketing and soliciting services equal to 3.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege. The Dealer Manager will reallow to broker-dealers included in the selling group, if any, formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to 0.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Shares held by each broker-dealer through DTC on the Record Date. The Fund has also agreed to reimburse the Dealer Manager up to an aggregate of $100,000 for a portion of its reasonable out-of-pocket expenses incurred in connection with the Offer. These fees and expenses of the Offer, including the dealer manager fee and reimbursable expenses, will be borne by all of the Fund's stockholders, including those stockholders who do not exercise their Rights. The Fund and its investment advisers have agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "1933 Act"). The Dealer Manager will benefit from this Offer as a result of this fee arrangement. See "Distribution Arrangements."

Prior to the expiration of the Offer, the Dealer Manager and its affiliates may independently offer for sale Shares, including Shares acquired through purchasing and exercising the Rights, at prices it sets. Although the Dealer Manager may realize gains and losses in connection with such purchases and sales, such offering of Shares is intended by the Dealer Manager to facilitate the Offer. The Dealer Manager's fee for its financial structuring, marketing and soliciting services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of Rights.

Information Agent and Subscription Agent

The Information Agent for the Offer is:

Georgeson Inc.
199 Water Street, 26th Floor
New York, New York 10038
Toll-Free: (866) 628-6023
or
For banks and brokers: (212) 440-9800

The Subscription Agent for the Offer is:

Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021

Important Dates to Remember

Event	Date
Record Date	August 18, 2010
Subscription Period	August 25, 2010 to September 14, 2010*
Expiration Date and pricing date	September 14, 2010*
Subscription Certificates and payment for Shares due**	September 14, 2010*
Notice of Guaranteed Delivery due	September 14, 2010*
Subscription Certificate and payment for guarantees of delivery due**	September 17, 2010*
Confirmation mailed to participants	September 22, 2010*
Final payment for Shares***	September 28, 2010*

*  Unless the Offer is extended.

**  A Record Date Stockholder exercising rights must deliver by the Expiration Date either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery. A Notice of Guaranteed Delivery is a form sent by your broker-dealer, bank or trust company that guarantees on your behalf delivery of the Subscription Certificate and payment by the close of business on the third business day after the Expiration Date.

***  Additional amount due (in the event the Subscription Price exceeds the estimated Subscription Price).

The Fund at a Glance

Certain Effects of the Offer

The Fund's investment manager will benefit from the Offer because the investment manager fee is based on the Fund's average weekly net assets. It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the net proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming (i) all Rights are exercised, (ii) the Fund's average weekly NAV is $27.05 per share (the NAV per share on August 12, 2010) and (iii) the Subscription Price is $25.72 per share (90% of the average of the last reported sale price of a share of common stock on the NYSE on August 12, 2010 and each of the four preceding trading days), after giving effect to dealer manager fees and other offering expenses, the Adviser would receive additional management fees of $2,017,832 for the twelve months following the completion of the Offer and would continue to receive additional management fees as a result of the Offer, based on the Fund's average weekly net assets attributable to the shares issued in the Offer, thereafter.

Information Regarding the Fund

The Fund has been engaged in business as a non-diversified, closed-end management investment company since it first issued its Common Stock to the public on October 3, 2006. The Fund is designed for investors desiring to invest a portion of their assets in Chinese securities. It is the policy of the Fund to invest, under normal market conditions, at least 80% of its net assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The Fund may invest in warrants or other Strategic Transactions (as defined herein). These investments will be deemed to be counted towards the Fund's 80% policy to the extent that these investments are structured to be positively correlated and linked to China A-shares. The Fund may also invest up to 20% of its assets in other types of investments, including B-shares of companies listed on the Shanghai and Shenzhen Stock Exchanges, H-shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange, shares of Red Chip companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange, shares of China-related companies listed on the Hong Kong Stock Exchange, Singapore Stock Exchange or other exchanges, and assets which may or may not be China-related, including shares of open- and closed-end investment companies, Strategic Transactions, common stocks, bonds, convertible securities, money market and other short-term debt securities and cash equivalents. For purposes of the Fund's policies, "China" means the People's Republic of China, which includes Hong Kong, and a "China-related" company is a company that (i) is organized in, or for which the principal securities trading market is in, China or (ii) derives or that is expected to derive 50% or more of its annual revenues primarily from either goods produced, sales made or services performed in China. Certain "China-related" companies that fall within category (ii) above may or may not ultimately, although at the time of purchase the Adviser and/or Sub-Adviser expected that such company would do so, derive 50% or more of its annual revenues primarily from either goods produced, sales made or services performed in China. See "The Fund's Investments—Investment Objective and Policies." The Fund's investment objective and 80% policy may be changed without stockholder approval; however, stockholders will be notified of any changes. There can be no assurance that the Fund's investment objective will be achieved. See "Risk Factors and Special Considerations."

The Fund was the first U.S. registered investment company to invest principally in China A-shares. The Adviser (as defined below) has obtained a qualified foreign institutional investor ("QFII") license pursuant to which it is authorized to invest in China A-shares and other permitted China securities listed on the Shanghai and Shenzhen Exchanges on behalf of the Fund up to its specified investment quota of $200,000,000, as updated, modified or renewed from time to time (the "A-share Quota"). Since the Fund does not satisfy the criteria to qualify as a QFII itself, in order for the Fund to invest in China A-shares, it must do so via the Adviser's A-share Quota. The Adviser has obtained an additional $250,000,000 A-share Quota which it will make available to the Fund upon consummation of the Offer.

As of August 12, 2010, the Fund had 16,322,714 shares outstanding, which are listed and traded on the NYSE under the symbol "CAF." See "Description of Common Shares." As of August 12, 2010, the net assets of the Fund were US$441,475,844.

Information Regarding the Fund's Adviser, Sub-Adviser, Administrator, Sub-Administrator, Custodian and Sub-Custodians

The investment adviser to the Fund is Morgan Stanley Investment Management Inc. (the "Adviser"), a Delaware corporation, whose address is 522 Fifth Avenue, New York, New York 10036. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Morgan Stanley Investment Management Inc. provides certain day to day investment management services to the Fund. Under the Investment Advisory Agreement, the Adviser receives an annual fee, payable monthly, in an amount equal to 1.50% of the Fund's average weekly net assets. The Adviser is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act"). As of June 30, 2010, the Adviser, together with its affiliated asset management companies, had approximately US$251 billion in assets under management or supervision. See "Management of the Fund."

Morgan Stanley Investment Management Company (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley, provides investment sub-advisory services to the Fund pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser. The Sub-Adviser has been retained, subject to the overall supervision of the Adviser and the Directors of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and economic trends and to manage the Fund's portfolio.

Morgan Stanley Investment Management Inc. also serves as administrator (the "Administrator") to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the annual administrative fee, payable monthly, is 0.08% of the Fund's average weekly net assets. The Administration Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement), except pricing services and extraordinary expenses.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company. ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the Agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

State Street (the "Custodian") also serves as custodian for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the "Investment Company Act"). Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Adviser will employ sub-custodians in each of the jurisdictions in which the Fund invests. The HSBC Bank (China) Company Limited ("HSBC") serves as the Fund's sub-custodian in China. The principal business address of the sub-custodian is HSBC Building, No. 101 of Yin Chang East Road, Pudong District, Shanghai, China.

Dividends and Distributions; Dividend Reinvestment Plan

The Fund intends to distribute to stockholders annually all or substantially all of its net investment income and any net capital gains, subject to compliance with the investment and repatriation restrictions imposed by the China Securities Regulatory Commission ("CSRC") and the Chinese State Administration of Foreign Exchange ("SAFE"). Unless the Fund is otherwise instructed in writing in the manner described under "Dividends and Distributions; Dividend Reinvestment Plan," stockholders are presumed to have elected to have all distributions automatically reinvested in common shares of the Fund. Stockholders who have distributions automatically reinvested may also make additional payments into the dividend reinvestment plan to purchase shares of the Fund on the open market. See "Dividends and Distributions; Dividend Reinvestment Plan."

Net realized profits from the Fund's investment activities in China for any fiscal year may only be distributed to stockholders following completion of an audit of the Adviser's activities relating to its A-share Quota by an independent Chinese auditor for such period, and following payment by the Fund of all applicable taxes. The audit performed by the Chinese auditor is solely to determine the amount of the Fund's net realized profits that may be repatriated. Realized profits are asserted in respect of the A-share Quota as a whole, and the level of profitability of the A-share Quota as a whole may not necessarily bear close resemblance to the profitability of the Fund's investment activities. Such audit is separate and independent from the audit of the Fund's financial statements by its independent registered public accounting firm in accordance with U.S. generally accepted accounting principles ("GAAP"). All transfers and repatriations require the approval of SAFE, the Chinese government agency responsible for foreign exchange administration. Under the SAFE Measures (as defined below under "The Fund's Investments—Quotas for Investments in China"), if the Adviser, as the QFII, needs to purchase foreign currency with renminbi for remitting the net realized after-tax profit, it shall apply to SAFE by presenting the requisite application documents. However, the Fund reserves the right not to pay any dividends, or to delay the payment thereof in the event that the Adviser is not satisfied that the Fund can or will be able to fund such dividends through the repatriation of funds from China. This may cause the Fund to become liable for the payment of U.S. federal income tax. See "Dividends and Distributions; Dividend Reinvestment Plan" and "Tax Matters—U.S. Federal Income Taxes."

Risk Factors and Special Considerations

You should carefully consider the following factors, as well as the other information in this Prospectus, before making an investment in the Fund under this Offer.

Risks Related to the Offer. Record Date Stockholders will experience a dilution of the NAV per share upon the completion of the Offer if the Subscription Price is less than the Fund's then current NAV per Share. In addition, Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case and may also incur dilution of ownership and voting, as well as dilution of their shares of any distributions made by the Fund, as a result of the Offer. This dilution may occur because a stockholder could own a smaller interest in the Fund after the Offer than he or she owned prior to the Offer. Furthermore, if a stockholder does not submit a subscription request pursuant to the Over-Subscription Privilege, he or she may also experience dilution of ownership and voting, as well as dilution of his or her share of any distributions made by the Fund, if the Fund offers additional shares for subscription. This dilution, which may be substantial, will be experienced by all stockholders, irrespective of whether they exercise all or any portion of their Rights, although non-exercising stockholders will experience disproportionate dilution.

In addition, whether or not Record Date Stockholders exercise their Rights, they will experience a dilution of NAV because they will indirectly bear the expenses of this Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund's counsel and independent registered public accounting firm). This dilution of NAV will disproportionately affect stockholders who do not exercise their Rights. The precise amount of any decrease will not be known until it is determined how many Shares are subscribed for and what the NAV and Subscription Price will be at the pricing date.

Because the Subscription Price will be equal to 90% of the five-day average closing price for the Shares ending on the Expiration Date (unless it would be below 90% of NAV), it is possible that the market price of the Shares on the Expiration Date will be lower than the Subscription Price. In addition, if this five-day average is lower than 90% of the

NAV per Share on the Expiration Date, the Subscription Price will be equal to 90% of the NAV per Share on the Expiration Date, in which case it is likely that the market price per Share on the Expiration Date will be lower than the Subscription Price. In either case, an investor that exercises Rights would experience an immediate loss of value. If the market price per Share on the Expiration Date is lower than the Subscription Price, an investor that exercises Rights would experience an immediate loss of value. Because the Subscription Price will not be determined until after Rights must be exercised, at the time of your investment decision you will not know if you will be subject to this loss of value.

Risks of Investing in Rights. Shares of closed-end funds such as the Fund frequently trade at a discount to NAV. The Fund's Common Stock has in the past traded at a discount to NAV. See "Description of Common Shares." If the Formula Price is less than 90% of NAV on the Expiration Date, then the Subscription Price will likely be greater than the market price of a share of Common Stock on that date. In addition, the Formula Price, even if above 90% of NAV, may still be above the market price of a Share of Common Stock on the Expiration Date. If either event occurs, the Rights will have no value, and a person who exercises Rights will experience an immediate loss of value.

Risks Related to Withdrawal of the Offer. The Fund reserves the right to withdraw the Offer after the Rights have been issued. If this happens, purchasers of Rights in the secondary market will lose their entire investment.

Investment Risk. You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency.

Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets fluctuate.

As an investment company that primarily holds common stocks, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

Risks of Investing in Equity Securities of Chinese companies. Investing in securities of Chinese companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (a) the heavy concentration of market capitalization and trading volume in a small number of Chinese companies representing a limited number of industries, combined with diversification requirements applicable to the Fund under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and Chinese law, potentially resulting in fewer investment opportunities for the Fund, (b) the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility, (c) currency devaluations and other currency exchange rate fluctuations, (d) lack of a market to engage in hedging transactions to minimize renminbi foreign exchange risk, (e) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (f) limitations on the use of brokers, (g) higher rates of inflation, (h) greater political, economic and social uncertainty, (i) certain Chinese government requirements which may restrict the Fund's investment opportunities, (j) custody risks associated with investing through a QFII and (k) investment and repatriation restrictions. In addition, accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made. Less information may be available to the Fund and other investors than would be the case if the Fund's investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in China, and less enforcement of regulatory provisions relating thereto, than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. The Fund will be subject to withholding taxes, including withholding taxes imposed on dividends, interest and realized capital gains, by the government of China. See "Risk Factors and Special Considerations" and "Tax Matters."

Risk of Investing in Strategic Transactions. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the Adviser's prediction as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.

P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency, index or group of securities indicative of a market. The P-notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-note, the posting of margin is not required because the full cost of the P-note (plus commission) is paid at the time of purchase. When the P-note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity.

Investments in P-notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. While the value of a P-note is influenced by the value of the underlying foreign companies or foreign securities which it references, it is also influenced by additional factors such as changes in the credit quality of the financial institution that has issued the P-notes. The P-notes may also contain certain features that would cause the price of the P-notes to differ from the value of the underlying reference securities. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes are generally traded OTC. P-notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. P-notes involve transaction costs.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

The use of forward contracts, options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forwards, futures or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund's NAV, and possibly income, and the losses can be greater than if hedging had not been used.

Liquidity risk may exist when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Fund would bear greater risk of default by the counterparties to such transactions. Derivatives that are considered to be illiquid will be subject to the Fund's limitation on investments in illiquid securities.

Exchange-Traded Funds. The Fund may purchase shares of various ETFs, including exchange-traded index funds, on an exchange or in creation unit aggregations. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or security rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a stockholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity's expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Recent Developments in Financial Markets and Impact on the Fund. Recent developments in the U.S. and foreign financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in the debt and equity capital markets in the United States and abroad have caused firms in the financial services sector to take significant losses relating to, among other things, subprime mortgages and the re-pricing of credit risk in the broadly syndicated loan market. The recent instability in the financial markets has led the U.S. Government and certain foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities in which the Fund invests, in unforeseeable ways that could have a material adverse effect on the Fund's business and operations. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV will decrease. The Fund cannot predict whether its shares will trade at, above or below NAV, and the shares of the Fund have traded at a discount for extended periods. Accordingly, the Common Stock of the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. See "Risk Factors and Special Considerations—Other Principal Risks of the Fund—Net Asset Value Discount; Non-Diversification" and "Description of Common Shares."

Non-Diversification. The Fund is classified as a "non-diversified" investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See "Risk Factors and Special Considerations—Other Principal Risks of the Fund—Net Asset Value Discount; Non-Diversification."

Certain Provisions of the Fund's Charter and By-Laws.  The Fund's Charter and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV. The Fund's Board has determined that these provisions are in the best interests of stockholders generally. See "Risk Factors and Special Considerations—Other Principal Risks of the Fund—Anti-Takeover Provisions" and "Description of Common Shares."

FEE TABLE

The following Fee Table is intended to assist prospective investors in understanding the costs and expenses that an investor in the Offer will bear directly or indirectly.

Stockholder Transaction Expenses:
Sales Load (as a percentage of offering price) (1)	3.50%
Expenses of the Offer (as a percentage of offering price) (2)	0.12%
Dividend Reinvestment Plan Fees	None
Annual Expenses (as a percentage of net assets attributable to common shares):
Management Fees	1.50%
Other Expenses (3)	0.25%
Total Annual Expenses	1.75%

Cumulative Expenses Paid for the Period of:
Example	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a US$1,000 investment, assuming a 5% annual return throughout the periods (4)	US$53	US$89	US$128	US$235

The Example set forth above assumes reinvestment of all dividends and distributions at NAV and an expense ratio of 1.75%. The tables above and the assumption in the Example of a 5% annual return are required by U.S. Securities and Exchange Commission (the "SEC") regulations applicable to all investment companies. The Example should not be considered a representation of past or future expenses or annual rates of return and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

The figures provided under "Other Expenses" are calculated on the basis of the Fund's asset size after taking into account the estimated net proceeds of the Offer assuming it is fully subscribed (not taking into account the Over-Subscription Privilege). See "Management of the Fund" for additional information.

(1)  The Fund has agreed to pay the Dealer Manager for its financial structuring, marketing and soliciting services a fee equal to 3.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege. The Dealer Manager will reallow to broker-dealers included in the selling group, if any, formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to 0.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Shares held by each broker-dealer through DTC on the Record Date. These fees will be borne by the Fund and indirectly by all of the Fund's stockholders, including those who do not exercise their Rights. See "Distribution Arrangements."

(2)  The Fund has also agreed to reimburse the Dealer Manager up to an aggregate of $100,000 for a portion of its reasonable out-of-pocket expenses incurred in connection with the Offer. In addition, the Fund has agreed to pay a fee to each of the Subscription Agent and the Information Agent estimated to be $16,000 and $5,500, respectively, plus out-of-pocket expenses. Total offering expenses are estimated to be $520,000, which assumes that the Offer is fully subscribed. These fees will be borne by the Fund and indirectly by all of the Fund's stockholders, including those who do not exercise their Rights.

(3)  Does not include expenses of the Fund incurred in connection with the Offer, estimated at US$520,000. However, these expenses will be borne by the holders of the shares of Common Stock of the Fund and result in a reduction of the NAV of the shares of Common Stock.

(4)  The Example reflects the expenses of the Fund incurred in connection with the Offer and assumes that all of the Rights are exercised.

FINANCIAL HIGHLIGHTS

The table below sets forth selected data for a share of Common Stock outstanding for each period presented. The year end information contained in the table for the years ended December 31, 2006, 2007, 2008 and 2009 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, as stated in its report which appears in the Fund's Annual Report to Stockholders as of December 31, 2009, and which is incorporated by reference into this Prospectus and can be obtained by stockholders. This information should be read in conjunction with the Financial Statements and Notes thereto which appear in the Annual Report and which are incorporated by reference into this Prospectus. The total investment returns for the fiscal years ended December 31, 2007, 2008 and 2009 do not reflect the payment of any sales loads pursuant to a rights offering.

	For the Fiscal Year Ended December 31,			For the Period From September 28, 2006^ through December 31,
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$20.48	$68.22	$26.71	$19.10
Net investment loss†	(0.17)	(0.10)	(0.31)	(0.05)
Net realized and unrealized gain (loss) on investments	16.68	(41.78)	51.43	7.66
Total from investment operations	16.51	(41.88)	51.12	7.61
Distributions from and/or in Excess of:
Net investment income	—	(0.16)	(0.16)	—
Net realized gain	(4.26)	(5.70)	(9.45)	—
Total distributions	(4.26)	(5.86)	(9.61)	—
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	(0.20)	—	—	—
Net asset value, end of period	$32.53	$20.48	$68.22	$26.71
Per share market value, end of period	$31.37	$20.45	$50.51	$31.00
Total Investment Return
Market Value	77.80%	(51.22)%	99.63%	55.00	%*
Net Asset Value(1)	84.28%	(63.87)%	212.93%	39.84	%*
Ratios, Supplemental Data
Net assets, end of period (Thousands)	$531,021	$270,482	$893,878	$349,980
Ratio of expenses to average net assets	1.74%+	1.80%+	1.73%+	1.98	%**
Ratio of Net Investment Loss to Average Net Assets	(0.55)%+	(0.24)%+	(0.58)%+	(0.93	)%**
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	N/A
Portfolio turnover rate	146%	79%	64%	14	%*

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Not Annualized.

**  Annualized.

§  Amount is less than 0.005%

THE OFFER

Terms of the Offer

The Fund is offering to its Record Date Stockholders transferable Rights to subscribe for Shares of the Fund's Common Stock. Each Record Date Stockholder will receive one Right for each whole share of Common Stock owned on the Record Date. Each Record Date Stockholder needs three Rights to purchase one Share at the Subscription Price. The Fund will not issue fractional Shares upon the exercise of less than three Rights. The Rights entitle the holders thereof to acquire at the Subscription Price one Share for each three Rights held. The Rights are evidenced by Subscription Certificates which will be mailed to Record Date Stockholders, other than Foreign Record Date Stockholders. See "—Foreign Stockholders." The Fund reserves the right to withdraw the Offer after the Rights have been issued.

Completed Subscription Certificates may be delivered to the Subscription Agent at any time during the Subscription Period, which commences on August 25, 2010 and ends at 5:00 p.m., New York time, on September 14, 2010, unless extended by the Fund. See "—Expiration of the Offer."

Each Record Date Stockholder, which in this instance does not include any subsequent transferees of the Rights, who fully exercises all Rights initially issued to him or her is entitled to subscribe for Shares which were not otherwise subscribed for by Record Date Stockholders in the Primary Subscription. If enough Shares are available, all of these requests will be honored in full. If these requests for Shares exceed the Shares available, the available Shares will be allocated pro rata among those Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Rights will be evidenced by Subscription Certificates and may be exercised by delivering to the Subscription Agent a completed Subscription Certificate, together with payment, or by delivery of a Notice of Guaranteed Delivery. The method by which Rights may be exercised and Shares paid for is set forth below in "—Exercise of Rights" and "—Payment for Shares." An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery. See "—Payment for Shares" below.

The Rights are transferable. The Rights will be listed for trading on the NYSE under the symbol "CAF RT" during the course of the Offer. The distribution to Record Date Stockholders of transferable Rights may afford non-participating Record Date Stockholders with the opportunity to sell their Rights for some cash value, receipt of which may be viewed as partial compensation for any economic dilution of their interests resulting from the Offer. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist. No assurance can be given that a market for the Rights will develop. Trading in the Rights on the NYSE is expected to be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date.

There is no minimum number of Rights that must be exercised in order for the Offer to close.

Purpose of the Offer

The Board of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take advantage of available investment opportunities. Without an infusion of additional capital, the Fund is limited in its ability to take advantage of new investment opportunities. The ability of the Fund to increase its investment in China A-shares is contingent upon additional A-share Quota. The Adviser has obtained an additional $250,000,000 A-share Quota, which if not used within a limited time period, may be lost or reduced. The Offer affords the Fund a means of increasing its assets available for investment without requiring the sale of portfolio securities. The Fund also believes that increasing the size of the Fund would increase the liquidity of the Fund's shares of Common Stock and potentially reduce the Fund's expenses as a proportion of average net assets.

Prior to reaching this conclusion, the Fund's Board, in consultation with the Adviser and others, reviewed the structure, timing and terms of this offer, as well as its dilutive effect on both stockholders who exercise their rights and those who do not and other potentially adverse consequences resulting from the Offer. After careful consideration, the Board voted to approve the terms of the Offer. However, there can be no assurance that the Offer will provide any of the benefits listed above.

Morgan Stanley Investment Management Inc., as the adviser and administrator to the Fund, and Morgan Stanley Investment Management Company, as the sub-adviser to the Fund, have an inherent conflict of interest in recommending the Offer because they will benefit from the Offer because their fees as adviser and administrator and sub-adviser, respectively, are based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation they will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, in the event that all the Rights are exercised in full and on the basis of an estimated Subscription Price, the Adviser and the Administrator would receive additional annual fees of US$2,017,832 and US$107,618, respectively, as a result of the increase in assets under management. See "Management of the Fund."

Although the Fund has no present intention to do so, the Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares of Common Stock and on terms which may or may not be similar to the Offer.

Over-Subscription Privilege

Shares not subscribed for in the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to the Record Date Stockholders, which in this instance does not include any subsequent transferees of the Rights, who have exercised all exercisable Rights issued to them and who wish to acquire more than the number of Shares for which the rights issued to them are exercisable. If sufficient Shares are not available after completion of the Primary Subscription to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe so that the number of Shares issued to participating Record Date Stockholders will generally be in proportion to the number of Shares owned by such stockholders on the Record Date. The allocation process may involve a series of allocations in order to ensure that the total number of Shares available for over-subscription are distributed on a pro rata basis. The Fund will not offer or sell any Shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege. For a further description of how to exercise the Over-Subscription Privilege, see "—Exercise of the Over-Subscription Privilege" below.

Subscription Price

The Subscription Price for the Shares to be issued upon exercise of the Rights will be 90% of the average of the last reported sales price per share of the Fund's Common Stock on the NYSE on the Expiration Date and the four preceding trading days (the "Formula Price"); provided, however, that in no event shall the Subscription Price be less than 90% of the NAV per share of the Fund's Common Stock at the close of trading on the NYSE on the Expiration Date. If the Formula Price is less than 90% of the NAV per share of the Fund's Common Stock at the close of trading on the Expiration Date, the Subscription Price will be 90% of the NAV per share on that day. If this condition is triggered, it is likely that the market price of the Shares on the Expiration Date will be lower than the Subscription Price. Once you subscribe for Shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision even if the Subscription Price is higher than the market price of a Share of Common Stock on the Expiration Date.

The Fund announced the Offer on July 1, 2010. The NAV per share of Common Stock at the close of business on July 1, 2010 and on August 12, 2010 was US$24.04 and US$27.05, respectively, and the last reported sale price of a share of the Fund's Common Stock on the NYSE on those dates was US$25.67 and US$28.00, respectively.

The Subscription Price for the Shares to be issued upon exercise of the Rights will be determined on the Expiration Date of the Offer. Because the Subscription Price for the Shares will not be determined at the time that Exercising Rights Holders make payment for such Shares, the price of the Shares payable by an Exercising Rights Holder will be based on the estimated Subscription Price. See "Payment for Shares" below for a further discussion of the methods of payment.

Expiration of the Offer

The Offer will expire at 5:00 p.m., New York time, on September 14, 2010, unless extended by the Fund (the "Expiration Date"). Rights will expire on the Expiration Date and may not be exercised thereafter.

Subscription Agent

The Subscription Agent is Computershare Trust Company, N.A., which will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be US$16,000, as well as reimbursement for all out-of-pocket expenses related to the Offer. Questions regarding the Subscription Certificates should be directed to the Information Agent (telephone (800) 509-4953); stockholders may also consult their brokers or nominees. Signed Subscription Certificates should be sent by first class mail or overnight courier to Computershare Trust Company, N.A., Corporate Actions Voluntary Offer, 250 Royall Street, Suite V, Canton, Massachusetts 02021.

Information Agent

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

Georgeson Inc.
199 Water Street, 26th Floor
New York, New York 10038
Toll-Free: (866) 628-6023
or
For banks and brokers: (212) 440-9800

The Information Agent will receive a fee estimated to be US$5,500, as well as reimbursement for all out-of-pocket expenses related to the Offer.

Transferability and Sale of Rights

The Rights will be listed for trading on the NYSE under the symbol "CAF RT" during the course of the Offer, subject to notice of issuance. Trading in the Rights on the NYSE is expected to be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date, which is September 13, 2010 (or if the Offer is extended, until the last business day prior to the extended Expiration Date). The Fund and the Dealer Manager will use their commercial best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. Trading in the Rights on the NYSE is expected to be conducted on a "when-issued" basis beginning on or about August 13, 2010, until and including on or about August 23, 2010. Thereafter, the Rights are expected to trade on a "regular-way" basis until September 13, 2010 (or if the Offer is extended, until the last business day prior to the extended Expiration Date). Existing Rights Holders are encouraged to contact their broker, bank, trustee or other nominees for more information about trading of the Rights.

Record Date Stockholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any Rights they do not intend to exercise themselves through or to the Dealer Manager. Subscription Certificates evidencing the Rights to be sold through or to the Dealer Manager must be received by the Subscription Agent on or before 5:00 p.m., New York time, on September 10, 2010 (or if the Offer is extended, on or before 5:00 p.m., New York time, two business days prior to the Expiration Date, unless extended). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager either to purchase the Rights or to use its commercial best efforts to complete the sale and the Subscription Agent will remit the proceeds of the sale to the selling Record Date Stockholders. If the Rights can be sold, the Dealer Manager has advised the Fund that sales of such Rights will be deemed to have been effected at the weighted-average price received by the Dealer Manager on the day such Rights are sold. This price may differ from the price at which the particular Rights are actually sold. The sale price of any Rights sold to the Dealer Manager will be based upon the then current market price for the Rights. The Dealer Manager will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales for the benefit of such non-claiming Record Date Stockholders until such proceeds are either claimed or revert to the state. There can be no assurance that the Dealer Manager will be able to complete the sale of any such Rights, and neither the Fund nor the Dealer Manager has guaranteed any minimum sales price for the Rights. If a Record Date Stockholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights, then the other broker-dealer or financial institution may charge a fee to sell the Rights.

The Rights evidenced by a Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Stockholder or, if the Record Date Stockholder so instructs, to an additional transferee. The signature on the Subscription Certificate must correspond to the name as set forth upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended ("1934 Act"), subject to the standards and procedures adopted by the Fund.

Record Date Stockholders wishing to transfer all or a portion of their Rights should allow at least five business days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund, the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent and Dealer Manager (which will be paid by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of those commissions, fees or expenses will be paid by the Fund, the Manager, the Subscription Agent or the Dealer Manager. Investors who wish to purchase, sell, exercise or transfer Rights through a broker, bank or other party should first inquire about any fees and expenses that the investor will incur in connection with the transaction.

The Fund anticipates that the Rights will be eligible for transfer, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege), may be effected through the facilities of the Depository Trust Company ("DTC") or through the Subscription Agent. Existing Rights Holders may exercise the Over-Subscription Privilege in respect of Rights exercised through DTC by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York time, on the Expiration Date, a Nominee Holder Over-Subscription Certificate or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised.

Exercise of Rights

Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Alternatively, Rights may be exercised by having your bank, trust company or broker (if a member of the NYSE) complete and deliver to the Subscription Agent a Notice of Guaranteed Delivery (see below under "Payment for Shares"). Completed Subscription Certificates with payment for the Shares, or a completed Notice of Guaranteed Delivery, must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date at the offices of the Subscription Agent at the address set forth above. Rights may also be exercised through an Exercising Rights Holder's broker, who may charge such Exercising Rights Holder a servicing fee. An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery.

Nominees who hold shares of Common Stock for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

Exercise of the Over-Subscription Privilege

Record Date Stockholders, which in this instance does not include any subsequent transferees of the Rights, who fully exercise all Rights issued to them may participate in the Over-Subscription Privilege by indicating on their Subscription Certificate the number of Shares they are willing to acquire pursuant thereto. To the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe so that the number of Shares issued to participating Record Date Stockholders will generally be in proportion to the number of Shares owned by such stockholders on the Record Date. The allocation process may involve a series of allocations in order to ensure that the total number of Shares available for over-subscription are distributed on a pro rata basis.

Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's primary subscription was exercised in full.

Payment for Shares

Exercising Rights Holders who acquire Shares pursuant to the Offer may choose between the following methods of payment:

(1)  An Exercising Rights Holder can send the Subscription Certificate, together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, based on the estimated Subscription Price of US$25.72 per Share, to the Subscription Agent. A subscription will be accepted when payment, together with the properly completed and executed Subscription Certificate, is received by the Subscription Agent at any of the addresses set forth above; such payment and Subscription Certificates must be received by the Subscription Agent no later than 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares. Payment pursuant to this method must be made in U.S. dollars by money order or check drawn on a bank located in the United States, payable to Morgan Stanley China A Share Fund, Inc., and must accompany a properly completed and executed Subscription Certificate for such Subscription Certificate to be accepted and be received by 5:00 p.m., New York time on the Expiration Date.

(2)  Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, a trust company or a NYSE member guaranteeing delivery of (i) payment of the full estimated Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date (the "Protect Period").

Within five business days following the Subscription Period (the "Confirmation Date"), the Subscription Agent will send a confirmation to each Exercising Rights Holder (or, if the Common Stock is held by Cede & Co. or any other depository or nominee (a "Nominee") to such Nominee). The confirmation will indicate (i) the number of Shares acquired in the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the Subscription Price per share and total purchase price of the Shares and (iv) any additional amount payable by such Exercising Rights Holder to the Fund or any amount to be refunded by the Fund to such stockholder, in each case based on the Subscription Price. In the event the estimated Subscription Price is greater than the actual Subscription Price determined at the close of the Subscription Period, a refund is owed to the Exercising Rights Holder. Where an Exercising Rights Holder that is owed a refund in connection with the Primary Subscription exercises his or her Right to acquire Shares pursuant to the Over-Subscription Privilege, such excess payment that would otherwise be refunded to the Record Date Stockholder will, if necessary, be applied by the Fund toward payment for Shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from an Exercising Rights Holder must be received by the Subscription Agent by September 28, 2010 (the "Final Payment Date"), unless the Offer is extended. Any excess payment to be refunded by the Fund to a Record Date Stockholder will be mailed by the

Subscription Agent to such Record Date Stockholder as promptly as possible. All payments by a Record Date Stockholder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to "Morgan Stanley China A Share Fund, Inc."

The Subscription Agent will deposit all checks received by it prior to the Final Payment Date into a segregated interest-bearing account (which interest will inure to the benefit of the Fund) pending proration and distribution of the Shares. An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or a Notice of Guaranteed Delivery.

Whichever of the two methods described above is used, issuance of the Shares purchased is subject to collection of checks and actual payment. If a holder of Rights who subscribes for Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any amounts due, the Fund and the Subscription Agent reserve the right to take any or all of the following actions: (i) find other stockholders or Rights Holders for such subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which the Fund may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares.

The method of delivery of Subscription Certificates and payment of the Estimated Subscription Price to the Fund will be at the election and risk of the Exercising Rights Holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York time, on the Expiration Date. Because uncertified personal checks may take five business days to clear, if you plan to pay by personal check you are strongly urged to return your Subscription Certificate and payment at least five business days prior to the Expiration Date.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Foreign Stockholders

Subscription Certificates will not be mailed to Foreign Record Date Stockholders. The Rights to which such Subscription Certificates relate will be held by the Fund for such Foreign Record Date Stockholders' accounts until instructions are received to exercise the Rights. If no instructions have been received by the Expiration Date, the Rights will expire 5:00 p.m., New York time, on September 9, 2010, three business days prior to the Expiration Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Dealer Manager will use its commercial best efforts to sell the Rights. The net proceeds, if any, from the sale of those Rights by the Dealer Manager will be remitted to these stockholders.

U.S. Federal Income Tax Consequences of the Offer

The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

1.  The distribution of Rights to Record Date Stockholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

2.  The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises the Right (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common

Stock based upon their respective fair market values immediately after the Right is issued; and (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero.

3.  The basis of a Right purchased in the market will generally be its purchase price. If such a Right expires unexercized, the holder will generally realize a loss equal to the basis of the Right.

4.  If the Right is exercised by the Record Date Stockholder or by a purchaser of a Right, the basis of the Common Stock received will include the basis allocated to the Right, if any, and the amount paid upon exercise of the Right.

5.  If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

The Fund is required to withhold and remit to the U.S. Treasury 28% (scheduled to increase to 31% after 2010) of reportable payments paid on an amount if the holder of the account provides the Fund with either an incorrect taxpayer identification number or no number at all or fails to certify that he or she is not subject to such withholding. This withholding tax is not an additional tax. Any amount withheld may be credited against the holder's U.S. federal income tax liability.

The foregoing is only a summary of the applicable U.S. federal income tax laws and does not include any state or local tax consequences of the Offer. Exercising Rights Holders should consult their own tax advisers concerning the tax consequences of this transaction. See "Tax Matters."

Employee Plan Considerations

Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh plans of self-employed individuals, Individual Retirement Accounts and other plans eligible for special tax treatment under the Code (collectively, "Plans"), should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan to excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the Code and certain other plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to receiving or using such contributions.

Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise or transfer of Rights. Due to the complexity of these rules and the penalties for non-compliance, Plans should consult with their counsel regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

Notice of Net Asset Value Decline

The Fund has, as required by the SEC's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to August 12, 2010 (the effective date of the Fund's Registration Statement), the Fund's NAV declines more than 10% from its NAV as of that date.

Dilution and Effect of Non-Participation in the Offer

Upon the completion of the Offer, Record Date Stockholders (not including subsequent transferees of the Rights) who do not exercise their Rights fully will own a smaller proportional interest in the Fund than they owned prior to the Offer. The completion of the Offer will result in immediate voting dilution for such stockholders. In addition, if the Subscription Price per Share is less than the NAV per Share of the Fund's Common Stock as of the Expiration Date, the Offer will result in an immediate dilution of NAV per share for all stockholders. Such dilution is not currently determinable because it is not known how many Shares will be subscribed for, what the NAV or market price of shares of the Fund's Common Stock will be on the Expiration Date or what the Subscription Price per Share will be. Any such dilution will disproportionately affect non-exercising stockholders. If the Subscription Price per share is substantially less than the current NAV per share, this dilution could be substantial. For example, assuming all of the shares are sold at the estimated Subscription Price per Share (which includes a sales load) and after deducting all expenses related to the issuance of the Shares, our current NAV per Share would be reduced by approximately $0.58 or 2.14%. Record Date Stockholders (not including subsequent transferees of the Rights) will experience a decrease in the NAV per Share of Common Stock held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution of transferable Rights, which may themselves have value, will afford non-participating stockholders the potential of receiving a cash payment upon the sale of Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests, although there can be no assurance that a market for the Rights will develop.

Important Dates to Remember

Event	Date
Record Date	August 18, 2010
Subscription Period	August 25, 2010 to September 14, 2010*
Expiration Date and pricing date	September 14, 2010*
Subscription Certificates and payment for Shares due**	September 14, 2010*
Notice of Guaranteed Delivery due	September 14, 2010*
Subscription Certificate and payment for guarantees of delivery due**	September 17, 2010*
Confirmation mailed to participants	September 22, 2010*
Final payment for Shares***	September 28, 2010*

*  Unless the Offer is extended.

**  A Record Date Stockholder exercising rights must deliver by the Expiration Date either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery. A Notice of Guaranteed Delivery is a form sent by your broker-dealer, bank or trust company that guarantees on your behalf delivery of the Subscription Certificate and payment by the close of business on the third business day after the Expiration Date.

***  Additional amount due (in the event the Subscription Price exceeds the Estimated Subscription Price).

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act. The Fund was organized under the laws of the State of Maryland on July 6, 2006, pursuant to the Fund's Articles of Incorporation, as amended and restated by the Fund's Articles of Amendment and Restatement filed with the State Department of Assessments and Taxation of Maryland on September 5, 2006, which we refer to as our Charter. The Fund's principal office is located at 522 Fifth Avenue, New York, New York 10036, and its telephone number is (800) 231-2608. The Fund was the first U.S. registered investment company to invest principally in China A-shares.

USE OF PROCEEDS

The net proceeds of the Offer, assuming that all Shares offered are subscribed for, are estimated to be approximately US$134,522,149, after deducting offering expenses payable by the Fund estimated to be approximately US$520,000. The Fund intends to invest the net offering proceeds in China A-shares, by utilizing the additional $250,000,000 A-share Quota that the Adviser has obtained, in accordance with the Fund's investment goals and policies. The Fund anticipates that investment of the net proceeds of the Offer in accordance with the Fund's investment objective and policies may take up to ninety days from their receipt by the Fund, depending on market conditions and availability of appropriate securities. The Fund may require up to 90 days due to the Fund's need to invest substantially all of its assets in the securities of issuers organized under the laws of a foreign jurisdiction. Pending such investment, the proceeds may be invested in short-term debt securities.

THE FUND'S INVESTMENTS

Investment Objective and Policies

The Fund's investment objective is to seek capital growth. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The Fund may invest in warrants or other Strategic Transactions. These investments will be deemed to be counted toward the Fund's 80% policy to the extent that these investments are structured to be positively correlated and linked to China A-shares. The Fund may also invest up to 20% of its assets in other types of investments, including B-shares of companies listed on the Shanghai and Shenzhen Stock Exchanges, H-shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange, shares of Red Chip companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange, shares of China-related companies listed on the Hong Kong Stock Exchange, the Singapore Stock Exchange and other exchanges, and assets which may or may not be China-related, including shares of open- and closed-end investment companies, Strategic Transactions, common stocks, bonds, convertible securities, money market and other short-term debt securities and cash equivalents. For purposes of the Fund's policies, "China" means the People's Republic of China, which includes Hong Kong, and a "China-related" company is a company that (i) is organized in, or for which the principal securities trading market is in, China or (ii) derives or that is expected to derive 50% or more of its annual revenues primarily from either goods produced, sales made or services performed in China. Certain "China-related" companies that fall within category (ii) above may or may not ultimately, although at the time of purchase the Adviser and/or Sub-Adviser expected that such company would do so, derive 50% or more of its annual revenues primarily from either goods produced, sales made or services performed in China. The Fund's investment objective and 80% policy may be changed without stockholder approval; however, stockholders will be notified of any changes. There can be no assurance that the Fund's investment objective will be achieved.

Quotas for Investments in China

Currently, the equity of listed companies in mainland China seeking both domestic and foreign capital includes A-shares denominated and traded in renminbi and B-shares denominated in renminbi but traded in either U.S. dollars or Hong Kong dollars. As of August 6, 2010, only 85 companies listed on the Shanghai and Shenzhen Stock Exchanges had both A-shares and B-shares in issue. Some Chinese companies issue H-shares that are listed on the Hong Kong Stock Exchange. Foreign investors had historically been unable to participate in the A-share market. However, in late 2002, Investment Regulations promulgated by the CSRC came into effect, which were replaced by updated Investment Regulations (i.e., "Measures for the Administration of the Securities Investments of Qualified Foreign Institutional Investors in the PRC") which came into effect on September 1, 2006, that provided a legal framework for certain QFIIs, including certain fund management institutions, insurance companies, securities companies and other asset management institutions, to invest in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors, through quotas granted by SAFE to those QFIIs which have been approved by the CSRC. Pursuant to an administrative notice issued by the CSRC on August 24, 2006 implementing the Investment Regulations, a QFII may invest in stocks listed and traded on a stock exchange, bonds listed and traded on a stock exchange, investment companies, warrants listed and traded on a stock exchange, and other financial instruments approved by the CSRC (due to technical reasons, QFIIs currently cannot participate in the repurchase of government bonds and trading of corporate bonds on the Shanghai and Shenzhen Stock Exchanges). In addition, according to recent pronouncements by Chinese officials, new rules will be promulgated to permit QFIIs to trade Chinese stock index futures. On April 16, 2010, the CSRC approved the launch of Chinese stock index futures trading based on the CSI 300 Index, which tracks the Shanghai and Shenzhen markets. However, there is no guarantee that the new rules will be drafted in such a manner as to permit such investments.

Further, no single underlying foreign investor investing through a QFII (e.g., the Fund) may hold more than 10% of the total outstanding shares in one listed company and all foreign investors investing through QFIIs (e.g., the Fund) may not hold, in aggregate, more than 20% of the total outstanding shares in one listed company. Such limits may not apply where foreign investors make strategic investment in listed companies in accordance with the Measures for the Administration of Strategic Investments in Listed Companies by Foreign Investors. In September 2009, SAFE issued the Measures on the Foreign Exchange Administration of the Securities Investments of Qualified Foreign Institutional Investors in the PRC (the "SAFE Measures"), which regulates the foreign exchange activities of QFIIs.

The CSRC grants QFII licenses to certain fund management institutions, insurance companies, securities companies and other asset management institutions for investing in Chinese securities markets. Investment companies are not currently within the types of companies that may be granted a QFII license. The Adviser has obtained a QFII license pursuant to which it is authorized to invest in China A-shares and other permitted China securities listed on the Shanghai and Shenzhen Exchanges on behalf of the Fund up to the A-share Quota. Since the Fund does not satisfy the criteria to qualify as a QFII itself, in order for the Fund to invest in China A-shares, it does so via the Adviser's A-share Quota.

Securities purchased by the Adviser, in its capacity as a QFII, on behalf of the Fund, can currently be received by the China Securities Depository and Clearing Corporation Limited ("CDSCC") as credited to a securities trading account maintained in the joint names of the Fund and the Adviser. The Fund has obtained a legal opinion from the Fund's Chinese counsel confirming that, as a matter of Chinese law, the Adviser as QFII has no ownership interest in the securities and that the Fund will be ultimately and exclusively entitled to ownership of the securities. However, given that the securities trading account is maintained in the joint names of the Adviser and the Fund, the Fund's assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. See "Risk Factors and Special Considerations."

A substantial portion of all investments by the Fund in China are intended to be made and held through the A-share Quota. Potential investors should note that there is no guarantee that the Adviser will continue to benefit from the A-share Quota. See "Risk Factors and Special Considerations—Risks Associated with Investments in Chinese Companies."

Current regulations only permit increases in the amount of the A-share Quota upon application to SAFE. Accordingly, in order for the Fund to be able to invest more than the amount of the A-share Quota in China A-shares, the Adviser would need to submit a new application to SAFE for its approval. In addition, the A-share Quota currently may be reduced or revoked by the Chinese regulators if, among other things, the Adviser fails to observe SAFE and other applicable Chinese regulations. The Adviser has obtained an additional A-share Quota which it will make available to the Fund upon consummation of the Offer.

The Fund's Investments

There are a limited number of companies with securities listed on stock exchanges in China in which the Fund may invest; however, the Fund anticipates that the number of such securities will increase substantially in the future and the Fund intends to invest in a broad range of such securities as they become available. In addition, for temporary defensive purposes, the Fund may invest less than 80% of its assets in equity securities of Chinese issuers, in which case the Fund may invest in debt securities of the kind described under "—Temporary Investments" below.

The Fund invests its assets over a broad spectrum of the Chinese economy. The Fund uses a bottom-up fundamental analysis of companies, seeking to identify issuers with strong earnings and cash flow growth potential and good quality of management. In selecting industries and companies for investment, the Adviser considers overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors. The Fund is not permitted to invest 25% or more of its assets in any one industry.

The Chinese Securities Markets. Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges, and there is one stock exchange in Hong Kong. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the major securities markets in the United States. In comparison to the mainland Chinese securities markets, the securities markets in Hong Kong are relatively well developed and active.

The Shanghai Stock Exchange commenced trading on December 19, 1990, the Shenzhen Stock Exchange commenced trading on July 3, 1991 and the Hong Kong Stock Exchange commenced trading on April 2, 1986. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-shares and B-shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-shares and B-shares. As of August 6, 2010, 1,886 companies issued A-shares and 107 companies issued B- shares, among which, only 85 companies issued both A-shares and B-shares. In China, the A-shares and B-shares of an issuer trade on one exchange. A-shares and B-shares may both be listed on either the Shanghai or Shenzhen Stock Exchange. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-shares are traded on the Shanghai and Shenzhen Stock Exchanges in Chinese currency. All repatriations of gains and income on A-shares require the approval of SAFE and principal invested pursuant to the A-share Quota currently may not be repatriated for at least one year. B-shares are traded on the Shenzhen and Shanghai Stock Exchanges in Hong Kong dollars and U.S. dollars, respectively.

Foreign investors had historically been unable to participate in the A-share market. However, in late 2002, Investment Regulations promulgated by the CSRC came into effect, which were replaced by the updated Investment Regulations (i.e., "Measures for the Administration of the Securities Investments of Qualified Foreign Institutional

Investors in the PRC"), which came into effect on September 1, 2006, that provided a legal framework for certain QFIIs to invest in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors, through quotas granted by SAFE to those QFIIs which have been approved by the CSRC. See "—Quotas for Investment in China." B-shares were originally intended to be available only to foreign investors or foreign institutions. However, since February 2001, B-shares have been available to domestic individual investors who trade through legal foreign currency accounts. See "Appendix A—Geographic, Political and Economic Developments in the People's Republic of China."

China A-Shares. The Fund invests principally in companies incorporated in mainland China that are traded in the A-share markets. The prices of A-shares are quoted in renminbi, and currently only Chinese domestic investors and QFIIs are allowed to trade A-shares. The China A-share market covers both the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Adviser obtained a QFII license pursuant to which it is authorized to invest in China A-shares and other permitted China securities listed on the Shanghai and Shenzhen Exchanges on behalf of the Fund up to its A-share Quota. There is no guarantee that the A-share Quota will not be modified or revoked in the future.

Strategic Transactions. The Fund may invest in P-notes, warrants or various other Strategic Transactions to gain exposure to the A-share market. The Fund may also use Strategic Transactions, which may or may not be China-related, to obtain equity exposure, earn income, facilitate portfolio management and seek to mitigate risks. Although the Adviser may seek to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. To the extent that the Strategic Transactions are not structured to be positively correlated and linked to China A-shares, they will not be counted toward the 80% policy described under "Investment Objective and Policies." Investments which are not structured to but are found to have some correlation to China A-shares will not be counted toward the Fund's 80% policy.

The Fund may purchase P-notes and/or warrants from a financial institution, the return on which is linked to the performance of a particular market, index or security, which may or may not be China-related, as a means of gaining exposure to such markets or securities. The Fund may also purchase and sell other derivative instruments, including exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices, stock indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, forward foreign currency exchange contracts and may enter into swap transactions, such as interest rate swaps, total return swaps, credit default swaps, caps, floors or collars. The Fund may, upon the anticipated promulgation of new rules by Chinese regulators, trade Chinese stock index futures based on the CSI 300 Index (the CSI 300 Index is a capitalization-weighted stock market index designed to replicate the performance of 300 stocks traded on the Shanghai and Shenzhen stock exchanges). However, there is no guarantee that the new rules will be drafted in such a manner as to permit such investments.

These investments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. See "Risk Factors and Special Considerations—Risks of Engaging in Strategic Transactions" for a description of the risks involved in using Strategic Transactions.

The Fund may invest its remaining assets in the following:

China B-Shares. The Fund may invest in shares of companies incorporated in mainland China that are traded in the mainland B-share markets. Unlike prices in the A-share market, the prices of B-shares are quoted in foreign currencies. The B-share market commenced operations in April 1991 and was originally opened exclusively for foreign investors. In 2001, the B-share market opened to Chinese domestic individual investors as well. However, Chinese domestic individual investors must trade with legal foreign currency accounts. The China B-share market is composed of the Shanghai Stock Exchange (which settles in U.S. dollars) and the Shenzhen Stock Exchange (which settles in Hong Kong dollars). The China B-share market is generally smaller, less liquid and has a smaller issuer base than the China A-share market. As of the end of June 2010, the China B-share market had approximately 107 issuers and a market capitalization of approximately RMB163.57 billion. The issuers that compose the B-share market include a broad range of companies, including companies with large, medium and small capitalizations.

China H-Shares. The Fund may invest in shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. H-shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange. H-shares are issued by companies incorporated in mainland China, and must meet Hong Kong's listing and disclosure requirements in order to be listed on the Hong Kong Stock Exchange. H-shares may be traded by foreigners and are often the vehicle for extending a Chinese company's privatization to foreign investors.

Red Chip Companies. The Fund may invest in shares of companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange. Red Chip companies often have a majority of their business operations in mainland China. Red Chip shares may also be traded by foreigners.

China-Related Companies. The Fund may invest in shares of China-related companies listed on the Hong Kong Stock Exchange, the Singapore Stock Exchange or other exchanges. A "China-related" company is a company that (i) is organized in, or for which the principal securities trading market is in, China or (ii) derives or that is expected to derive 50% or more of its annual revenues primarily from either goods produced, sales made or services performed in China.

Other Investment Companies. The Fund may invest in securities of other open- and closed-end investment companies, which may or may not be China-related, subject to applicable limitations under the Investment Company Act and under the relevant laws and regulations in other jurisdictions. The Fund's investments in other investment companies will be counted towards the Fund's 80% policy, described under "Investment Objective and Policies," to the extent that such other investment companies are structured to be positively correlated and linked to China A-shares.

Short-Term Investments. The Fund may also invest in money market and other short-term debt securities and cash equivalents, which may be denominated in RMB.

Portfolio Composition

Common Stock. Common stock, which includes Depositary Receipts (as defined below), generally represents an ownership or equity interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. They may or may not pay dividends, as some issuers reinvest all of their profits back into their businesses, while others pay out some of their profits to stockholders as dividends.

Money Market Instruments. Money market instruments are high quality short-term fixed income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

Cash Equivalents. The Fund may also invest in cash equivalents, which are short-term fixed income securities.

Depositary Receipts. The Fund is permitted to invest indirectly in securities of Chinese companies through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent such Depositary Receipts become available. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institutions which evidence an ownership interest in a security or pool of securities issued by a foreign corporation. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institution, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of un sponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Other Registered Investment Companies. The Fund may invest its assets in securities of other open- and closed-end investment companies and ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. Expenses will be taken into account when evaluating the investment merits of an investment in an investment company relative to available investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The NAV and market value of leveraged securities will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Fixed Income Securities. Fixed income securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk.

Zero Coupon Bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do s o, to make income distributions to its stockholders.

Convertible Securities. Convertible securities are securities that may be exchanged under certain circumstances for a fixed number of common shares or other equity securities. Convertible securities generally represent a feature of some other type of security, such as a fixed-income security or preferred stock, so that, for example, a convertible fixed-income security would be a fixed-income security that is convertible into common stock. Convertible securities may be viewed as an investment in the current security or the security into which the convertible securities may be exchanged and, therefore, are included in both the definitions of an equity security and a fixed-income security.

Real Estate Investment Trusts. Real estate investment trusts ("REITs") pool investors' funds for investment primarily real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to stockholders provided they comply with several requirements of the Code. U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Temporary Investments

During periods in which the Adviser believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may, for temporary defensive purposes, reduce its holdings in equity securities and invest in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S., Chinese or Hong Kong governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S., Chinese or Hong Kong corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in China). The Fund may invest more than 20% and possibly up to 100% of its assets in temporary investments for temporary defensive purposes.

Strategic Transactions

The Fund may, but is not required to, use Strategic Transactions to obtain equity exposure, earn income, facilitate portfolio management and seek to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. The Fund may invest in other Strategic Transactions that are developed over time if their use would be consistent with the Fund's investment objective. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company. The use of Strategic Transactions involves risks. See "Risk Factors and Special Considerations—Other Principal Risks of the Fund—Risks of Engaging in Strategic Transactions."

Participation Notes. P-notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the China A-share market. P-Notes are generally traded OTC. The performance results of P-notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses.

Warrants.  The Fund may invest in warrants traded on exchanges or listed OTC. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

In particular, the Fund may seek to gain exposure to the A-share market through structured notes or warrants, the return on which is linked to one or more A-shares. Purchasing warrants would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of A-shares of underlying Chinese companies over approximately the market price at the time of purchase. Warrants are exercisable over specified periods. In addition, the return on structured notes would be based on the return on A-shares of one or more specified underlying Chinese companies during the term of the notes.

Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. The following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "—Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter ("OTC") options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although out standing options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the

Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization. The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the OTC markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio). The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices, including any stock index or index of U.S. government securities, foreign government securities or corporate debt securities. An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Fund also may invest in foreign stock index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues. The Fund may, upon the anticipated promulgation of new rules by Chinese regulators, trade Chinese stock index futures based on the CSI 300 index (the CSI 300 index is a capitalization-weighted stock market index designed to replicate the performance of 300 stocks traded on the Shanghai and Shenzhen stock exchanges). However, the new rules are likely to permit QFIIs to invest in stock index futures only for hedging purposes. Investing in foreign stock index futures, including Chinese stock index futures, involves additional risks, including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues. These additional risks may be more pronounced with respect to the newly-launched Chinese stock index futures market.

In addition, the Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

Futures Contracts Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities. To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contracts transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

There currently are limited options and futures markets for Chinese currency, securities and indexes and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of those markets. The Fund will normally engage in transactions in options and futures that are traded on a recognized securities or futures exchange, including non-U.S. exchanges to the extent permitted by the CFTC. Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby assuring that the use of such futures is unleveraged.

The Fund has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Forward Contracts and Currency Futures. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into forward contracts. The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code, requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

Swaps. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount. Swap agreements currently are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps.

The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market ha s become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Options on Swaps. The Fund may engage in swap options for hedging purposes or to manage and mitigate the credit and interest rate. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, (i) changes in the market value of securities held by the Fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. The Fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (e.g., collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA by Standard & Poor's or Aa by Moody's.

Credit Default Swaps. The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the Fund. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the current market value of the credit default swaps of which the Fund is the seller, marked to market on a daily basis.

Contracts for Difference. The Fund may purchase and sell contracts for difference ("CFDs"). A CFD is a privately negotiated contract traded in the OTC market between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. The buyer of a short CFD receives interest, which is usually LIBOR less the stock borrow costs. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and/or liquid securities equal to the exercise price.

OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash and/or liquid securities equal in value to such excess. O CC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and/or liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation would need to be segregated.

Repurchase Agreements. The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the Investment Company Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

When-Issued and Delayed Delivery Securities. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when issued or delayed delivery basis may increase the volatility of the Fund's NAV.

Loans of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its net assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pas s with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

RISK FACTORS AND SPECIAL CONSIDERATIONS

You should carefully consider the risks and other information contained in this Prospectus before you decide to participate in the Offer. The risks described below are not the only risks facing the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund. Investors should also recognize that investing in securities of Chinese issuers involves certain special considerations and risk factors, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. See generally "Appendix A—Geographic, Political and Economic Developments in the People's Republic of China" for further information on investing in securities of Chinese issuers.

Risks Related to the Offer

Record Date Stockholders will experience a dilution of the NAV per share upon the completion of the Offer if the Subscription Price is less than the Fund's then current NAV per Share. In addition, Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case and may also incur dilution of ownership and voting, as well as dilution of their shares of any distributions made by the Fund, as a result of the Offer. This dilution may occur because a stockholder could own a smaller interest in the Fund after the Offer than he or she owned prior to the Offer. Furthermore, if a stockholder does not submit a subscription request pursuant to the Over-Subscription Privilege, he or she may also experience dilution of ownership and voting, as well as dilution of his or her share of any distributions made by the Fund, if the Fund offers additional shares for subscription. This dilution, which may be substantial, will be experienced by all stockholders, irrespective of whether they exercise all or any portion of their Rights, although non-exercising stockholders will experience disproportionate dilution.

In addition, whether or not Record Date Stockholders exercise their Rights, they will experience a dilution of NAV because they will indirectly bear the expenses of this Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund's counsel and independent registered public accounting firm). This dilution of NAV will disproportionately affect stockholders who do not exercise their Rights. The precise amount of any decrease will not be known until it is determined how many Shares are subscribed for and what the NAV and Subscription Price will be at the pricing date.

In connection with the Offer, the Dealer Manager will receive a fee for its financial structuring, marketing and soliciting services equal to 3.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege. The Dealer Manager will reallow to broker-dealers included in the selling group, if any, formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to 0.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Shares held by each broker-dealer through DTC on the Record Date. The Fund has also agreed to reimburse the Dealer Manager up to an aggregate of $100,000 for a portion of its reasonable out-of-pocket expenses incurred in connection with the Offer. In addition, the Fund has agreed to pay fees to the Subscription Agent and the Information Agent estimated to be approximately $21,500 in the aggregate, exclusive of out-of-pocket expenses. These fees will be borne by all of the Fund's stockholders, including those stockholders that do not exercise their Rights.

Because the Subscription Price will be equal to 90% of the five-day average closing price for the Shares ending on the Expiration Date (unless it would be below 90% of NAV), it is possible that the market price of the Shares on the Expiration Date will be lower than the Subscription Price. In addition, if this five-day average is lower than 90% of the

NAV per Share on the Expiration Date, the Subscription Price will be equal to 90% of the NAV per Share on the Expiration Date, in which case it is likely that the market price per Share on the Expiration Date will be lower than the Subscription Price. If the market price per Share on the Expiration Date is lower than the Subscription Price, an investor that exercises Rights would experience an immediate loss of value. In either case, an investor that exercises Rights would experience an immediate loss of value. Because the Subscription Price will not be determined until after Rights must be exercised, at the time of your investment decision you will not know if you will be subject to this loss of value.

Risks of Investing in Rights

Shares of closed-end funds such as the Fund frequently trade at a discount to NAV. The Fund's Common Stock has in the past traded at a discount to NAV. See "Description of Common Shares." If the Formula Price is less than 90% of NAV on the Expiration Date, then the Subscription Price will likely be greater than the market price of a share of Common Stock on that date. In addition, the Formula Price, even if above 90% of NAV, may still be above the market price of a Share of Common Stock on the Expiration Date. If either event occurs, the Rights will have no value, and a person who exercises Rights will experience an immediate loss of value.

Risks Related to Withdrawal of the Offer

The Fund reserves the right to withdraw the Offer after the Rights have been issued. If this happens, purchasers of Rights in the secondary market will lose their entire investment.

Risks Associated with Investments in Chinese Companies

The Fund was the first U.S. registered investment company to invest principally in China A-shares. An investment in the Fund should be considered speculative. Investments in Chinese companies involve certain risks and special considerations not typically associated with the United States, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility. These risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control. Moreover, information available about Chinese companies may not be as complete, accurate or timely as information about listed U.S. companies.

See "Appendix A—Geographic, Political and Economic Developments in the People's Republic of China" for more information on China, including its economy and stock and foreign exchange markets.

Political and Economic Factors. The laws, regulations, including the Investment Regulations allowing QFIIs to invest in China A-shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund's portfolio.

Since 1949, the People's Republic of China has been a socialist state controlled by the Communist party. China has only recently opened up to foreign investment and has only begun to permit private economic activity. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the Fund's investments.

The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund's investments.

China has been transitioning to a market economy since the late seventies, reaffirming its economic policy reforms through five-year programs, the latest of which (for 2006 through 2010) was approved in March 2006. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. We cannot assure you, however, that such growth will be sustained in the future. Moreover, the slowdown in other major economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund's investments.

Inflation. Economic growth in China has also historically been accompanied by periods of high inflation. Recently, the Chinese government has implemented various measures to control inflation, tightening the money supply by raising interest rates. If these measures do not succeed, and if inflation were to worsen, the performance of the Chinese economy and the Fund's investments could be negatively impacted.

Tax Changes. The Chinese system of taxation is not as well settled as that of the United States. In addition, changes in the Chinese tax system may have retroactive effects. For example, the Fund intends to distribute to stockholders annually all or substantially all of its investment company taxable income and net capital gain. On January 23, 2009, the State Administration of Taxation issued a circular which clarifies that the Fund's income from interests, dividends and profit distributions of companies from Chinese sources, received by QFII on behalf of the Fund, is subject to 10% withholding tax, as imposed by the newly promulgated PRC Enterprise Income Tax Law, effective from January 1, 2008. However, it remains unclear whether the PRC government will impose income tax on capital gains of the Fund arising from trading of stocks and whether such income tax, if imposed, would be retroactive. The Fund will evaluate periodically whether to maintain a reserve with respect to earnings on certain investments in China that had not withheld income tax, but might become subject to withholding tax on a retroactive basis; however, there is no guarantee that the amount, if any, reserved for this purpose will be enough to cover any such tax liabilities. In that event, the Fund may have to liquidate a portion of its portfolio to pay taxes, and the Fund's returns would be lower than anticipated.

Nationalization and Expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the Fund involves a risk of a total loss.

Hong Kong Policy. As part of Hong Kong's transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund's portfolio.

Investments in Emerging Markets. Investments in non-U.S. issuers could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

Chinese Securities Markets. The securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size, have less liquidity and have greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. Stock markets in China are in the process of change and further development.

This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.

Available Disclosure About Chinese Companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund's investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with GAAP.

Chinese Corporate and Securities Law. The Fund's rights with respect to its investments generally will not be governed by U.S. law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. The law is controlled exclusively through written statutes. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors' fiduciary duties and liabilities and stockholders' rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the Fund, with protection in all situations where protection would be provided by comparable law in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the Fund.

It may therefore be difficult for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund.

Investments in A-Shares. Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges, and there is one stock exchange in Hong Kong. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the major securities markets in the United States. In comparison to the mainland Chinese securities markets, the securities markets in Hong Kong are relatively well developed and active.

The Shanghai Stock Exchange commenced trading on December 19, 1990, the Shenzhen Stock Exchange commenced trading on July 3, 1991 and the Hong Kong Stock Exchange commenced trading on April 2, 1986. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-shares and B-shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-shares and B-shares. In China, the A-shares and B-shares of an issuer may only trade on one exchange. A-shares and B-shares may both be listed on either the Shanghai or Shenzhen Stock Exchanges. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-shares are traded on the Shanghai and Shenzhen Stock Exchanges in Chinese currency. All repatriations of gains and income on A-shares require the approval of SAFE. B-shares are traded on the Shenzhen and Shanghai Stock Exchanges in Hong Kong dollars and U.S. dollars, respectively.

B-shares were originally intended to be available only to foreign investors or foreign institutions. However, since February 2001, B-shares have been available to domestic individual investors who trade through legal foreign currency accounts. See "Appendix A—Geographic, Political and Economic Developments in the People's Republic of China."

Foreign investors have historically been unable to participate in the A-share market. However, in late 2002, Investment Regulations promulgated by the CSRC came into effect that provided a legal framework for QFIIs to invest in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors, through quotas granted by SAFE to those QFIIs which have been approved by the CSRC. Pursuant to an administrative notice issued by the CSRC on August 24, 2006 implementing the Investment Regulations, a QFII may invest in stocks listed and traded on a stock exchange, bonds listed and traded on a stock exchange, investment companies, warrants listed and traded on a stock exchange, and other financial instruments approved by the CSRC (due to technical reasons, QFIIs currently cannot participate in the repurchase of government bonds and trading of corporate bonds on the Shanghai and Shenzhen Stock Exchanges). Based on recent announcements by PRC officials, QFIIs may be permitted to trade stock index futures (within their quotas) upon the promulgation of new rules. However, there is no guarantee that the new rules will be drafted in such a manner as to permit such investments. Further, no single underlying foreign investor investing through a QFII (e.g., the Fund) may hold more than 10% of the total outstanding shares in one listed company and all foreign investors investing through QFIIs (e.g., the Fund) may not hold, in aggregate, more than 20% of the total outstanding shares in one listed company. As of the end of 2009, the CSRC had granted licenses to 86 QFIIs bringing total investment quotas to US$16.67 billion in A-shares and other permitted securities. Because restrictions continue to exist and capital therefore cannot flow freely into the A-share market, it is possible that in the event of a market disruption, the liquidity of the A-share market and trading prices of A-shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-share market and the short-term and long-term prospects of its investments in the A-share market.

The Chinese government has in the past taken actions that benefited holders of A-shares. As A-shares become more available to foreign investors, such as the Fund, the Chinese government may be less likely to take action that would benefit holders of A-shares. In addition, there is no guarantee that the Adviser will continue to benefit from the A-share Quota if the A-share Quota is reduced or eliminated by the CSRC or SAFE at some point in the future. The Fund cannot predict what would occur if the Adviser's A-share Quota were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Fund.

From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investment and Repatriation Restrictions. Investments by the Fund in A-shares and other Chinese financial instruments regulated by the CSRC and SAFE, including Chinese government bonds, convertible bonds, corporate bonds, warrants and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that the Fund may purchase or limits on the classes of securities in which the Fund may invest. The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions may negatively affect the Fund's ability to achieve its investment objective.

The Adviser was required to remit the entire investment principal for its A-share Quota into a local sub-custodian account within such time period as specified by SAFE after the Adviser had obtained a foreign exchange registration certificate from SAFE, the Chinese government agency responsible for foreign exchange administration. Once remitted, investment capital may not be repatriated for a minimum of one year. There is no guarantee that SAFE will not extend this one-year period, based on the Chinese government's requirements for balancing the foreign exchange income and expenditure or otherwise. Net realized profits for any financial year of the Fund may not currently be repatriated until the completion of an audit by a registered accountant in China, payment of all applicable taxes and approval by SAFE. If the Adviser, as the QFII, needs to purchase foreign currency with renminbi for remitting the net realized after-tax profit, it shall apply to SAFE by presenting the requisite application documents.

To the extent the Fund does not distribute all of its net capital gain in a given year, requiring it to pay U.S. federal income tax on the retained gain, the Fund may elect to treat such capital gains as having been distributed to stockholders. In that case, stockholders of record on the last day of the Fund's taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund. See "—Risk of Loss of Favorable U.S. Tax Treatment" below.

Risk of Loss of Favorable U.S. Tax Treatment. The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, if the Fund does not receive approval from SAFE to repatriate funds on a timely basis, it will be unable to distribute 90% of its taxable income and therefore would not qualify for the favorable tax treatment otherwise generally afforded to regulated investment companies under the Code. In that case, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level, currently at a 35% U.S. federal tax rate, and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund's current or accumulated earnings and profits. In addition, the Fund would not be eligible for a deduction for dividends paid to stockholders. See "Tax Matters."

Foreign Exchange Control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in renminbi, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from renminbi.

Under SAFE regulations, Chinese corporations may only purchase foreign currencies through government approved banks. Generally speaking, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the Fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.

Investment Regulations. The Investment Regulations under which the Fund will invest in China and which regulate repatriation and currency conversion are relatively new. The application and interpretation of those Investment Regulations are therefore relatively untested and there is no certainty as to how they will be applied. In addition, those Investment Regulations give CSRC and SAFE wide discretion and there is no precedent or certainty as to how this discretion may be exercised, either now or in the future. The A-share Quota is subject to review from time to time by the CSRC and SAFE and currently may be reduced or revoked by the Chinese regulators if, among other things, the Adviser fails to observe SAFE and other applicable Chinese regulations. The Fund cannot predict what would occur if the Adviser's A-share Quota were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Fund.

Custody Risks of Investing in A-shares. A-shares that are traded on the Shanghai or Shenzhen Stock Exchange are dealt and held in book-entry form through the CDSCC. Securities purchased by the Adviser, in its capacity as a QFII, on behalf of the Fund can currently be received by the CDSCC as credited to a securities trading account maintained in the joint names of the Fund and the Adviser. The Fund pays the cost of the account. The Adviser may not use the account for any other purpose than for maintaining the Fund's assets. The Fund obtained a legal opinion from the Fund's Chinese counsel, confirming that, as a matter of Chinese law, the Adviser as QFII has no ownership interest in the securities and that the Fund will be ultimately and exclusively entitled to ownership of the securities. However, given that the securities trading account is maintained in the joint names of the Adviser and the Fund, the Fund's assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Adviser may assert, contrary to the legal opinion referred to above, that the securities are owned by the Adviser and not the Fund, and that a court would uphold such an assertion, in which case creditors of the Adviser could seize assets of the Fund. In addition, in the absence of any consent to service of process by the Fund's Chinese counsel, it may be difficult for investors to have any legal recourse against such counsel in connection with its legal opinion.

Use of up to Three QFII Brokers per Exchange. Regulations adopted by the CSRC and SAFE under which the Fund will invest in China specify that all securities traded by the Adviser, as a QFII, on behalf of the Fund must be executed through one of three specified brokers per exchange. Prior to the adoption of these regulations, QFIIs were required to execute trades of securities through a single specified broker for each of the Shanghai Stock Exchange and Shenzhen Stock Exchange. However, the recently adopted measures may not have been implemented by either the Shanghai Stock Exchange or the Shenzhen Stock Exchange and it is uncertain when these measures will be implemented or whether they will be effectuated in an efficient manner. As a result, the Adviser will have less flexibility to choose among brokers on behalf of the Fund than is typically the case for investment managers.

Foreign Currency Considerations. The Fund's assets will be invested primarily in the equity securities of issuers in China and Hong Kong and the income received by the Fund will be principally in renminbi. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the renminbi falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the renminbi to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Code. See "Dividends and Distributions; Dividend Reinvestment Plan" and "Tax Matters." The liquidation of investments, if required, may also have an adverse impact on the Fund's performance.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and renminbi. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Issuers of B-shares and H-shares pay dividends in U.S. or Hong Kong dollars. Their ability to pay dividends in dollars is dependent on their ability to generate sufficient revenues in dollars or currencies freely convertible to dollars. The conversion of revenues earned domestically in renminbi may be done by the issuers at commercial banks permitted to conduct foreign exchange businesses in China or through the China Foreign Exchange Trading Center's interbank market, and is subject to the restrictions of SAFE. Under some circumstances, this may prevent the issuer from being able to promptly distribute dividends.

Currently, there is no market in China in which the Fund may engage in hedging transactions to minimize renminbi foreign exchange risk, and there can be no guarantee that instruments suitable for hedging currency will be available to the Fund in China at any time in the future. In the event that in the future it becomes possible to hedge renminbi currency risk in China, the Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. In that case, the Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in China. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

Disclosure of Interests and Short Swing Profit Rule. The Fund is subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require the Fund to make certain public disclosures when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company. If the reporting requirement is triggered, the Fund will be required to report information which includes, but is not limited to: (a) information about the Fund and the type and extent of its holdings in the company; (b) a statement of the Fund's purposes for the investment and whether the Fund intends to increase its holdings over the following 12-month period; (c) a statement of the Fund's historical investments in the company over the previous six months; and (d) other information that may be required by the CSRC or the stock exchange. Additional information may be required if the Fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the invested company is located. The Fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report.

The relevant PRC regulations presumptively treat, inter alia, all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, the Fund may be deemed as a "concerted party" of other funds managed by the Adviser or its affiliates and therefore may be subject to the risk that the Fund's holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.

If the 5% shareholding threshold is triggered by the Fund and parties acting in concert with the Fund, the Fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the Fund would not be permitted to make subsequent trades in the invested company's securities. Any such trading freeze may undermine the Fund's performance, if the Fund would otherwise make trades during that period but is prevented from doing so by the regulation.

Once the Fund and parties acting in concert reach the 5% trading threshold as to any invested company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the Fund's report and announcement of the incremental change. These trading freezes may undermine the Fund's performance as described above. Also, Shanghai Stock Exchange requirements currently require the Fund and parties acting in concert, once they have reach the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).

The shareholder disclosure of interest requirements described above may expose the Fund's holdings and plans to the public with an adverse impact on the Fund's performance, including by allowing third parties to trade based on information about the Fund's holdings and intentions that the Fund would otherwise maintain as confidential.

CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company. Because no single underlying foreign investor investing through a QFII (e.g., the Fund) may currently hold more than 10% of the total outstanding shares in one listed company, it is currently unlikely that the Fund's trading would trigger the more detailed reporting or tender offer requirements at the higher thresholds. Also, the disclosure requirements described herein assume that the Fund and concerted parties acquire their interest through stock exchange transactions. Slightly different disclosure requirements may apply for shareholders who acquire interests by other means.

Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of the Fund with the result that where the holdings of the Fund (possibly with the holdings of other investors deemed as concert parties of the Fund) exceed 5% of the total issued shares of a PRC company, the Fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If the Fund violates the rule, it may be required by the listed company to disgorge any profits realized from such trading to the listed company. In addition, the rule limits the ability of the Fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, the Fund's assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the Fund.

Recent Developments in Financial and Currency Markets and Impact on the Fund

Recent developments in the U.S. and foreign financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in the debt and equity capital markets in the United States and abroad have caused firms in the financial services sector to take significant losses relating to, among other things, subprime mortgages and the re-pricing of credit risk in the broadly syndicated loan market. The recent instability in the financial markets has led the U.S. Government and certain foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities in which the Fund invests, in unforeseeable ways that could have a material adverse effect on the Fund's business and operations. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Since mid-2008, the value of China's currency, the renminbi, has been pegged to the dollar. However, in June 2010, the Chinese central bank announced that it would "proceed further with reform" of the currency, signaling a willingness to allow greater fluctuation in the RMB's value. The possibility of RMB appreciation against the dollar may have an unknown effect on the Chinese economy and the companies in which the Fund invests, and may further affect the returns of the Fund as ultimately expressed in US dollars.

Other Principal Risks of the Fund

The Fund is designed for long-term investors and not as a trading vehicle.

Net Asset Value Discount. Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their NAV, commonly referred to as a "discount." Historically, shares of closed-end funds have traded at a discount to their NAV and the Fund cannot predict whether its shares will trade at a discount to their NAV. Immediately following the offering, the NAV of the Fund's shares will be reduced by offering costs paid by the Fund. Because the market price of the Fund's shares may be determined by factors such as NAV, there is an increased risk that the Fund will trade at a discount to its NAV for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor's investment objectives and personal situation. See "Description of Common Shares."

Non-Diversification. The Fund is classified as a "non-diversified" investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See "Tax Matters."

Investment Risk. You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

Common Stock Risk. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Risks of Investing in Other Investment Companies. The Fund may acquire shares in other investment companies including foreign investment companies and ETFs. The market value of the shares of other investment companies may differ from the NAV of the particular fund. As a stockholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Exchange-Traded Funds. The Fund may purchase shares of various ETFs, including exchange-traded index funds, on an exchange or in creation unit aggregations. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or security rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a stockholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity's expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Risks of Engaging in Strategic Transactions. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the Adviser's prediction as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.

P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency, index or group of securities indicative of a market. The P-notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-note, the posting of margin is not required because the full cost of the P-note (plus commission) is paid at the time of purchase. When the P-note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity.

Investments in P-notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. While the value of a P-note is influenced by the value of the underlying foreign companies or foreign securities which it references, it is also influenced by additional factors such as changes in the credit quality of the financial institution that has issued the P-notes. The P-notes may also contain certain features that would cause the price of the P-notes to differ from the value of the underlying reference securities. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes are generally traded OTC. P-notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. P-notes involve transaction costs.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

The use of forward contracts, options, futures and CFD transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forwards, futures or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is no limit on the amount of the Fund's assets that can be put at risk through the use of forwards, futures contracts and options thereon, and the value of the Fund's forwards, futures contracts and options thereon may equal 100% of the Fund's total assets. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund's NAV, and possibly income, and the losses can be greater than if hedging had not been used. See "The Fund's Investments—Strategic Transactions."

Liquidity risk may exist when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Fund would bear greater risk of default by the counterparties to such transactions. Derivatives that are considered to be illiquid will be subject to the Fund's limitation on investments in illiquid securities.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Fixed-Income Securities Risk. The Fund may invest in fixed income securities rated investment grade or non-investment grade (commonly referred to as "junk bonds") and may invest in unrated fixed income securities. Fixed-income securities in which the Fund may invest include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (including zero coupon securities), Chinese government bonds, mortgage-backed securities, including collateralized mortgage obligations, corporate and other types of bonds (both investment and non-investment grade) and commercial paper. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Convertible Securities Risk. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in an issuer's capital structure and, therefore, entail less risk than the issuer's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

The Fund may invest in convertible securities rated below investment grade. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Purchasing Securities in Initial Public Offerings. The Fund may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. Such volatility can affect the value of the Fund's investment in other funds that invest in these shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some issuers making initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these issuers may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

Inflation Risk. Inflation risk refers to fluctuations in the value of currency. Inflation decreases the value of money, thereby decreasing the real value of the Fund's future investment returns. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund's shares.

Reinvestment Risk. The Fund's income could decrease if the Fund were to invest the proceeds from matured, traded or prepaid securities at market interest rates that are below the interest rates on those previously held securities. In situations where prevailing interest rates were to decline, issuers of securities may prepay or "call" their securities before their maturity dates and the Fund then may only be able to invest the proceeds in securities bearing lower interest rates, which may decrease the level of income that the Fund may distribute to stockholders and could lead to reduced overall returns on the Fund's shares.

Risks Associated with Borrowing. While the Fund does not currently intend to leverage its investments through borrowings, it is authorized to borrow money to the extent permitted by the Investment Company Act and the rules and regulations promulgated thereunder, or by an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act. The Fund may borrow for investment purposes or to make distributions to stockholders to the extent necessary to qualify as a regulated investment company. Borrowing increases exposure to risks, including the likelihood of greater volatility of NAV and market price of the common shares than a comparable portfolio that does not borrow; the risk that fluctuations in interest rates on borrowings and short-term debt will reduce the return to the holders of the common shares or will result in fluctuations in the dividends paid on the common shares; and the effect of borrowing in a declining market, which is likely to cause a greater decline in the NAV of the common shares, which may result in a greater decline in the market price of the common shares.

Adviser Risk. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

Certain Affiliations. Certain broker-dealers, including Morgan Stanley & Co. Incorporated, will be considered to be affiliated persons of the Fund or the Adviser. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with the initial public offering of the common shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Market Disruption and Geopolitical Risk. The instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets.

Anti-Takeover Provisions. The Fund's Charter and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then-current market price of the common shares or at NAV. The Fund's Board has determined that these provisions are in the best interests of stockholders generally.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding common shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares). For purposes of the restrictions, an issuer of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that security, provided that the guaranty of a security will be considered a separate security unless the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Fund may not:

1.  Invest 25% or more of its total assets (taken at the time of each investment) in the securities of issuers in any one particular industry. This limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act.

3.  Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act.

4.  Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

5.  Issue senior securities, except that the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act.

6.  Borrow money, except that the Fund may borrow money to the extent permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act.

As a matter of operating policy, which may be changed by the Fund's Board without stockholder vote:

1.  The Fund will not purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

2.  The Fund will not make short sales of securities, except short sales against the box.

3.  The Fund may not invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act.

Unlike fundamental policies, operating policies of the Fund may be changed by the Directors of the Fund, without a vote of the Fund's stockholders, if the Directors determine such action is warranted. The Fund will notify its stockholders of any change in any of the operating policies set forth above. Such notice shall also include a discussion of the increased risks of investment in the Fund, if any, associated with such a change.

MANAGEMENT OF THE FUND

Board of Directors of the Fund

The Board of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. A Director must exercise his or her powers in the interest of the Fund and not the Director's own interest or the interest of another person or organization. A Director generally satisfies his or her standard of conduct under Maryland law by acting in good faith with the care that an ordinarily prudent person in a like position would use under similar circumstances, and in a manner the Director reasonably believes to be in the best interests of the Fund.

Directors and Officers of the Fund

The Directors are divided into three classes. Directors serve for a three-year term and until their successors have been duly elected and qualify. The Board of the Fund consists of 10 Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the "Institutional Funds") and by Morgan Stanley Investment Advisors Inc. (the "Retail Funds"). Nine Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Directors. The other Director (the "Interested Director") is affiliated with the Adviser.

Board Structure and Oversight Function

The Board's leadership structure features an Independent Director serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Directors operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Fund and Fund shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Directors has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee

and (4) Investment Committee. The Audit Committee and the Governance Committee are comprised exclusively of Independent Directors. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Directors and the Committees."

In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer and portfolio management personnel, make regular reports regarding the Fund's activities and related risks to the Board of Directors and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

Independent Directors

The Fund seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Director was and continues to be qualified to serve as Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the Directors is qualified to serve as a Director of the Fund. In addition, the Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Directors nomination process is provided below under the caption "Independent Directors and the Committees."

The Independent Directors of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2009) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Advisors Inc.).

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Independent Directors:

Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class III Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; served as Chief of Naval Personnel (July 1994-September 1996).	162	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Independent Directors:

Michael Bozic (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class II Director	Since August 2006	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	164	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class I Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (61) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Class III Director	Since August 2006	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Class III Director	Since August 2006	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor funds); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Independent Directors:

Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class II Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	162	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Class I Director	Since August 2006	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class II Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Class I Director	Since August 2006	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

*  Each Director serves for a three-year term and until his or her respective successor is duly elected and qualifies.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

The Director who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Director (as of December 31, 2009) and the other directorships, if any, held by the Interested Director are shown below.

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Interested Director	Other Directorships Held by Interested Director**
Interested Director

James F. Higgins (62) c/o Morgan Stanley Services Company Inc. Harborside Financial Center Plaza Two Jersey City, NJ 07311	Class III Director	Since August 2006	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves for a three-year term and until his or her respective successor is duly elected and qualifies.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
Executive Officers:

Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008); President of the Investment Adviser (since July 2008); Managing Director and Head of Americas distribution, product and marketing for Morgan Stanley Investment Management (since December 2009); Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; formerly, Head of Retail and Intermediary business, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management; Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Mary Ann Picciotto (37) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and various entities affiliated with the Adviser (since April 2007).

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since August 2006	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Francis J. Smith (44) c/o Morgan Stanley Services Company Inc. Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since March 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since August 2006	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*  Each Executive officer serves an indefinite term, until his or her successor is elected.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, Morgan Stanley Investment Advisors Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2009, is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2009)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2009)
Independent:
Frank L. Bowman	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed(1)	None	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

(1)  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Directors and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Directors serve as members of the Audit Committee, three Independent Directors serve as members of the Governance Committee, four Directors, including three Independent Directors, serve as members of the Compliance and Insurance Committee, and all of the Directors serve as members of the Investment Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; reviewing the valuation process; and preparing and submitting committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund (with such disinterested Directors being "Independent Directors" or individually, "Independent Director"). Each Independent Director is also "independent" from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below under the caption "—Stockholder Communications."

The Board formed a Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manual H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Directors. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)  Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)  Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)  Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund's fiscal year ended December 31, 2009, the Board held the following meetings:

Board of Directors	9
Committee/Sub-Committee:	Number of meetings:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	6
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	5

Experience, Qualifications and Attributes

The Board has concluded, based on each Director's experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a director for the Armed Services YMCA of the USA. Mr. Bowman also serves as a member of BP America External Advisory Council and the National Academy of Engineers. Mr. Bowman is a retired admiral in the U.S. Navy, where he served as Director of the Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy. Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy. In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officer de l'Orde National du Mérite from the French Government, and is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where he also served as Chief Financial Officer of the Merchandise Group, and with over 15 years of experience as a Director or Trustee of the certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for nearly 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for fourteen years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a director of Electro Rent Corporation and The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President of Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director of Aetos Capital, LLC and as Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his almost 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee and Chairman of the Morgan Stanley Funds. Mr. Nugent also has experience as a General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his service as a director of iShares Inc. and other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his positions as Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a trustee and director of certain investment companies in the JPMorgan Funds complex and as a Director or Trustee of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also serves on the boards of other companies in the financial services industry, including AXA Financial, Inc. and The Equitable Life Assurance Society of the United States.

The Directors' principal occupations during the past five years or more are shown in the above tables.

Stockholder Communications

Stockholders may send communications to the Fund's Board. Stockholders should send communications intended for the Fund's Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to the Board member(s) at the address specified on previous pages for each Director. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Compensation

Each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending Board meetings. Directors of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as Director.

The Fund has a Deferred Compensation Plan (the "DC Plan"), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Directors from the Fund for the fiscal year ended December 31, 2009 and the aggregate compensation payable to each of the Funds' Directors by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2009.

COMPENSATION(1)

	Aggregate Compensation from the Fund(2)	Total Compensation from Fund and Fund Complex Paid to Directors(3)
Name of Independent Director:
Frank L. Bowman	$736	$215,000
Michael Bozic	772	230,000
Kathleen A. Dennis	736	215,000
Manuel H. Johnson	872	260,000
Joseph J. Kearns	923	300,000
Michael F. Klein	736	215,000
Michael E. Nugent	1,342	400,000
W. Allen Reed(2)	736	215,000
Fergus Reid	772	255,000
Name of Interested Director:
James F. Higgins	674	200,000

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. Mr. Reed deferred all compensation from the Fund during the fiscal year ended December 31, 2009.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2009 before deferral by the Directors under the DC Plan. As of December 31, 2009, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $338,252, $252,125 and $567,450, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), not including the Fund, had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an "Eligible Director") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Adopting Funds for the calendar year ended December 31, 2009, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors listed below participated in the retirement program.

Name of Independent Director	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement(1) From All Adopting Funds
Michael Bozic	$42,107	$43,940
Manuel H. Johnson	30,210	64,338
Michael E. Nugent	7,330	57,539

(1)   Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

The Board is divided into three classes, each class having a term of three years. Each year the term of one class expires and such class is elected at the annual meeting of stockholders. See "Management of the Fund—Directors and Officers of the Fund."

Control Persons and Principal Holders of Securities

To the knowledge of the management of the Fund, the following person owned beneficially more than 5% of the Fund's outstanding shares as of the date of this Prospectus. This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	1,571,639 shares with sole voting power and sole dispositive power(1)	11.68%

(1)   Based on a Schedule 13G/A filed with the SEC on February 5, 2010.

As of the date of this Prospectus, the Directors and officers of the Fund as a group owned beneficially and of record less than 1% of the Fund's outstanding shares.

The Charter and the Bylaws of the Fund provide that the Fund will indemnify, and pay or reimburse reasonable expenses before final disposition of a proceeding to, directors, officers, employees or agents of the Fund to the fullest extent permitted by the Maryland General Corporation Law (the "MGCL") and the Investment Company Act. Maryland law requires a corporation (unless its charter provides otherwise, which the Fund's Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity, or in the defense of any claim, issue or matter in such a proceeding. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation generally may not indemnify for an adverse judgment in a suit by or in the right of the corporation. Also, a Maryland corporation generally may not indemnify for a judgment of liability on the basis that personal benefit was improperly received. In either of these cases, a Maryland corporation may indemnify for expenses only if a court orders indemnification. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer. First, however, the corporation must receive a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met. The termination of any proceeding by conviction, or upon a plea of nolo contendere or its equivalent, or an entry of any order of probation prior to judgment, creates a rebuttable presumption that the director or officer did not meet the requisite standard of conduct required for indemnification to be permitted. The Charter further provides that, to the fullest extent permitted by Maryland law, and subject to the requirements of the Investment Company Act, no director or officer will be liable to the Fund or its stockholders for money damages. Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that such liability results from (1) the actual receipt of an improper benefit or profit in money, property, or services, or (2) active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Investment Adviser and Sub-Adviser

Morgan Stanley Investment Management Inc. serves as the Fund's investment adviser. The Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. The Adviser is a registered investment adviser under the Advisers Act. The Adviser provides portfolio management services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and fixed income securities. As of June 30, 2010, the Adviser, together with its affiliated asset management companies, had approximately $251 billion of assets under management or supervision. The Adviser's principal address is 522 Fifth Avenue, New York, New York 10036. The Adviser currently acts as adviser for 101 funds registered under the Investment Company Act, including Portfolios of such funds.

The Adviser has obtained a QFII license pursuant to which it is authorized to invest in China A-shares and other permitted China securities listed on the Shanghai and Shenzhen Exchanges on behalf of the Fund up to its A-share Quota. Potential investors should note that there is no guarantee that the Adviser will continue to benefit from the A-share Quota.

The Adviser emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of equity investment opportunities worldwide. The Adviser draws upon the capabilities of its asset management specialists located in its various offices throughout the world, including New York, London, Singapore, Tokyo and Mumbai. It also draws upon the research capabilities of Morgan Stanley and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services the Adviser utilizes.

The sub-adviser is Morgan Stanley Investment Management Company, a wholly-owned subsidiary of Morgan Stanley, whose address is 23 Church Street, 16-01 Capital Square, Singapore 049481.

Investment Advisory Agreement; Sub-Advisory Agreement

Under the terms of the Investment Advisory Agreement, the Adviser supervises the investment activities of the Fund; obtains and evaluates such information and advice relating to the economy, securities, securities markets and commodities markets as it deems necessary or useful to discharge its duties under the Investment Advisory Agreement; continuously manages the assets of the Fund in a manner consistent with the investment objective and policies of the Fund; determines the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate. The Adviser will also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

The Fund pays all of its other expenses, including, among others, legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.

For services under the Investment Advisory Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.50% of the Fund's average weekly net assets. For the fiscal years ended December 31, 2007, 2008 and 2009, the Fund accrued total compensation under the Investment Advisory Agreement in the amounts of approximately $10,424,000, $8,098,000 and $6,828,000, respectively.

Under the Investment Advisory Agreement, the Adviser is permitted to provide investment advisory services to other clients. Conversely, information furnished by others to the Adviser in the course of providing services to clients other than the Fund may be useful to the Adviser in providing services to the Fund.

The Investment Advisory Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board who are not "interested persons" of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a majority vote of either the Fund's Board or the Fund's outstanding voting securities. The Investment Advisory Agreement may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days' written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined under the Investment Company Act.

The Investment Advisory Agreement provides that the Adviser will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Investment Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Investment Advisory Agreement.

Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser has been retained, subject to the overall supervision of the Adviser and the Directors of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and economic trends and to manage the Fund's portfolio. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

A discussion regarding the Board's approval of the Investment Advisory Agreement and Sub-Advisory Agreement is available in the Fund's Semi-Annual Report to Stockholders for the period ended June 30, 2009.

Portfolio Managers

The Fund is managed within the Adviser's Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team who are be responsible for the day-to-day management of the Fund are James Cheng and Homiyar Vasania, each a Managing Director of the Sub-Adviser. Mr. Cheng has been associated with the Adviser in an investment management capacity since July 2006 and began managing the Fund at its inception in 2006. Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management. Mr. Vasania has been associated with the Adviser in an investment management capacity since March 2000 and began managing the Fund at its inception in 2006.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser and Sub-Adviser have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Other Accounts Managed by the Portfolio Managers. As of December 31, 2009:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
James Cheng	13	$6.7 billion	8	$4.4 billion	32	$11.6 billion(1)
Homiyar Vasania	9	$5.2 billion	5	$4.2 billion	31	$11.5 billion(2)

(1)   Of these other accounts, six accounts with a total of approximately $2.2 billion in assets had performance based fees.

(2)  Of these other accounts, five accounts with a total of approximately $2.1 billion in assets had performance based fees.

Portfolio Manager Compensation Structure. Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base Salary Compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser and/or Sub-Adviser.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•  Cash Bonus;

•  Morgan Stanley's Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•  Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser and/or Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation if Morgan Stanley realizes looses on certain trading positions, investments or holdings.

•  Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser and/or Sub-Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•  Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-, five- and ten-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•  Contribution to the business objectives of the Adviser and/or Sub-Adviser.

•  The dollar amount of assets managed by the portfolio manager.

•  Market compensation survey research by independent third parties.

•  Other qualitative factors, such as contributions to client objectives.

•  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers. As of December 31, 2009, Messrs. Cheng and Vasania did not own any securities in the Fund.

The Administrator

Morgan Stanley Investment Management Inc. serves as administrator to the Fund pursuant to the Administration Agreement. Under the Administration Agreement, the administrative fee is 0.08% of the Fund's average weekly net assets. The Administration Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement), except pricing services and extraordinary expenses.

Under a sub-administration agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Adviser or its affiliates). The Fund may utilize affiliates of the Adviser in connection with the purchase or sale of securities in accordance with rules adopted or exemptive orders granted by the SEC when the Adviser believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Fund may purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Adviser acting as principal. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

Securities trading in China A-shares currently may only be executed through one specified China securities trading house or broker per exchange. While the Adviser selects brokers it believes are capable of providing favorable prices and efficient executions, the limitation of one broker per exchange may inhibit its ability to achieve best execution for all trades. CSRC and SAFE have adopted measures that would permit a QFII to engage up to three brokers for each of the Shanghai Stock Exchange and the Shenzhen Stock Exchange. However, these measures may not have been implemented by either the Shanghai Stock Exchange or the Shenzhen Stock Exchange.

With respect to all transactions in securities other than China A-shares, the policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

With respect to all transactions in securities other than China A-shares, in seeking to implement the Fund's policies, the Adviser effects transactions with those brokers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes the prices and executions are obtainable from more than one broker, it may give consideration to placing portfolio transactions with that broker who also furnishes research and other services to the Fund or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be utilized by the Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

The Adviser and certain of its affiliates currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objective, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

Brokerage commissions paid by the Fund for the fiscal years ended December 31, 2007, 2008 and 2009 were US$1,999,870, US$1,690,712 and US$2,286,632, respectively.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Fund paid a total of US$193,584, US$15,837 and US$0, respectively, in brokerage commissions to Morgan Stanley & Co. For the fiscal years ended December 31, 2007, 2008 and 2009, the Fund paid a total of US$141,393, US$325,982 and US$360,481, respectively, in brokerage commissions to China International Capital Corp. During the fiscal year ended December 31, 2009, the brokerage commissions paid to Morgan Stanley & Co. and China International Capital Corp. represented approximately 0% and 15.76%, respectively, of the total brokerage commissions paid by the Fund during 2009 and were paid on account of transactions having an aggregate dollar value equal to approximately 0% and 10.06%, respectively, of the aggregate dollar value of all portfolio transactions of the Fund during 2009 for which commissions were paid.

NET ASSET VALUE

The Fund determines its NAV no less frequently than the close of business on the last business day of each week by dividing the value of the net assets of the Fund (the value of its assets less its liabilities) by the total number of common shares outstanding. In valuing the Fund's assets, securities listed on a foreign exchange, including the Shanghai, Shenzhen, Hong Kong and Singapore Stock Exchanges, are valued at their closing price. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on the NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the NYSE. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

All assets or liabilities of the Fund not denominated in U.S. dollars are initially valued in the currency in which they are denominated and then are translated into U.S. dollars at the prevailing foreign exchange rate on the date of valuation. The Fund's obligation to pay any local taxes, such as withholding taxes on remittances from China, are booked as a liability on the date the Fund recognizes income or marks-to-market its assets and has the effect of reducing the Fund's NAV.

DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

Subject to the Investment Regulations, the Fund intends to distribute to stockholders annually all or substantially all of its investment company taxable income and net capital gain, subject to compliance with the investment and repatriation restrictions imposed by the CSRC and SAFE. The Fund may elect annually to retain for reinvestment any net realized long-term capital gains. See "Tax Matters—U.S. Federal Income Taxes."

Net realized profits from the Fund's investment activities in China for any fiscal year may only be distributed to stockholders following completion of an audit of the Adviser's activities relating to its A-share Quota by an independent Chinese auditor for such period, and following payment by the Fund of all applicable taxes. The audit performed by the Chinese auditor is solely to determine the amount of the Fund's net realized profits that may be repatriated. Realized profits are asserted in respect of the A-share Quota as a whole, and the level of profitability of the A-share Quota as a whole may not necessarily bear close resemblance to the profitability of the Fund's investment activities. Such audit is separate and independent from the audit of the Fund's financial statements by its independent registered public accounting firm in accordance with GAAP. All transfers and repatriations require the approval of SAFE. Under the New SAFE Circular, if adopted as written, if the Adviser, as the QFII, needs to purchase foreign currency with renminbi for remitting the net realized after-tax profit, it shall apply to SAFE by presenting the requisite application documents. However, the Fund reserves the right not to pay any dividends, or to delay the payment thereof, in the event that the Adviser is not satisfied that the Fund can or will be able to fund such dividends through the repatriation of funds from China. This may cause the Fund to become liable for the payment of U.S. federal income tax. See "Tax Matters—U.S. Federal Income Taxes."

Pursuant to the Dividend Reinvestment Plan (the "Plan"), each stockholder is deemed to have elected, unless the Plan Agent is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by Computershare (the "Plan Agent"), in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan Agent for Morgan Stanley China A Share Fund, Inc.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or capital gains distribution payable either in the Fund's common shares or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common shares to be issued by the Fund. If the market price per common share on the valuation date equals or exceeds NAV per common share on that date, the Fund will issue new shares to participants at NAV unless the NAV is less than 95% of the market price on the valuation date, in which case, at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's common shares are then listed, the next preceding trading day. If the NAV exceeds the market price of common shares at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy the Fund's common shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants' account on, or shortly after, the payment date.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy includes those shares purchased pursuant to the Plan.

Participants in the Fund's Dividend Reinvestment Plan will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their accounts under the Dividend Reinvestment Plan. Participants in the Fund's Dividend Reinvestment Plan wishing to exercise Rights issued with respect to the Shares held in their accounts under the Dividend Reinvestment Plan must exercise such rights in accordance with the procedures set forth herein. Record Date Stockholders whose Shares are held by a Nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of such Nominee.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. However, each participant's account is charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are generally less than the usual brokerage charges, because the Plan Agent purchases stock for all participants in blocks and prorates the lower commission thus attainable.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions. See "Tax Matters—U.S. Federal Income Taxes."

The Fund reserves the right to amend, suspend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least 30 days before the record date for the dividend or distribution. The Fund may exercise this right, for example, because of the need to limit the amount of its investments in China A-shares and other permitted China securities listed on the Shanghai and Shenzhen Exchanges to the size of the Adviser's A-share Quota. See "The Fund's Investments—Quotas for Investments in China." The Plan also may be amended or terminated by the Plan Agent by at least 30 days' written notice to all stockholders. All correspondence concerning the Plan should be directed to and additional information about the Plan may be obtained from the Plan Agent for Morgan Stanley China A Share Fund, Inc. at Morgan Stanley China A Share Fund, Inc., Dividend Reinvestment Plan, Computershare Shareholder Services, Inc., P.O. Box 43078, Providence, Rhode Island 09240-3078.

DESCRIPTION OF COMMON SHARES

The Fund is a corporation organized under the laws of the state of Maryland pursuant to its Charter, consisting of Articles of Amendment and Restatement filed with the State Department of Assessments and Taxation of Maryland on September 5, 2006. The Fund is authorized to issue 100,000,000 shares of common stock, par value $0.01 per common share. Each common share, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable and will have no conversion, preemptive or other subscription rights.

Each common share has one vote per share on all matters to be voted upon by stockholders, and stockholders may not cumulate their votes in the election of Directors. Thus, holders of more than 50% of the shares voting for the election of Directors have the power to elect all of the successors of the class of Directors whose term expires at that meeting. All shares are equal as to assets, earnings and the receipt of dividends and distributions, if any, as may be declared by the Board out of funds available therefore; however, the Fund's Board has the authority to classify and reclassify any authorized but unissued shares of capital stock and to establish the rights and preferences of such unclassified shares. In the event of liquidation, dissolution or winding up of the Fund, each share of common stock is entitled to receive its proportion of the Fund's assets remaining after payment of all debts and expenses and the amounts to which holders of any class of stock hereafter classified or reclassified having a preference on distributions in liquidation, dissolution or winding up of the Fund may be entitled.

Set forth below is information with respect to the Fund's Common Stock as of August 12, 2010:

Title of Issue	Authorized	Amount Outstanding Exclusive of Amount Held by the Fund or for its Account	Amount Held by the Fund or for its Account
Common Stock, $0.01 par value	100,000,000 shares	16,322,714 shares	0 shares

The Fund does not presently intend to offer additional shares of Common Stock other than pursuant to the Offer, except that additional Common Stock may be issued under the Plan. Any other offerings of the Fund's shares will require approval of the Fund's Board and will be subject to the requirements of the Investment Company Act, including the requirement that shares may not be sold at a price below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Fund's shares.

The Fund's shares are listed and traded on the NYSE. The following table shows the high and low closing prices on the NYSE per share of Common Stock and the high and low NAV per share for each quarter since March 2008.

	Market Price		NAV		Discount/Premium
Quarter Ended	High	Low	High	Low	to NAV
March 31, 2008	$45.66	$27.88	$62.13	$40.48	–27.88%
June 30, 2008	42.05	30.23	45.37	32.28	–10.51%
September 30, 2008	35.71	20.60	34.27	22.98	4.88%
December 31, 2008	26.90	16.86	26.70	19.48	–3.93%
March 31, 2009	29.63	20.68	25.52	20.79	8.04%
June 30, 2009	39.04	31.66	32.95	25.36	22.75%

	Market Price		NAV		Discount/Premium
Quarter Ended	High	Low	High	Low	to NAV
September 30, 2009	$36.83	$29.43	$38.20	$28.25	–1.39%
December 31, 2009	36.05	31.23	37.42	30.52	–2.73%
March 31, 2010	32.46	26.30	32.75	28.01	–4.57%
June 30, 2010	30.63	23.95	30.69	24.32	–1.09%

As reported by Bloomberg LLP.

The closing market price and NAV per share of the Fund's Common Stock on August 12, 2010 were US$28.00 and US$27.05, respectively, which represents a market price premium above NAV of 3.5%.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional common shares or sell shares already held, the stockholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than NAV. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, NAV, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than NAV in the future. See "Risk Factors and Special Considerations." The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund is a closed-end investment company, and as such its stockholders do not have the right to cause the Fund to redeem their shares of Common Stock. The Fund, however, may repurchase shares of Common Stock from time to time in the open market or in private transactions when it can do so at prices at or below the current NAV per share on terms that represent a favorable investment opportunity. Subject to its investment limitations and to applicable provisions of the MGCL, the Fund may borrow to finance the repurchase of shares. The payment of interest on borrowings will increase the Fund's expenses and consequently reduce net income. In addition, the Fund is required under the Investment Company Act to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as such terms are defined in the Investment Company Act.

The Fund currently issues its common shares without certificates, as permitted under Maryland law.

Repurchase of Fund Shares. The Fund's shares of Common Stock will trade in the open market at a price which is a function of several factors, including their NAV and yield. The shares of closed-end investment companies frequently sell at a discount from, but sometimes at a premium over, their NAV. See "Risk Factors and Special Considerations." There can be no assurance that it will be possible for investors to resell shares of the Fund at or above the price at which shares are offered by this Prospectus or that the market price of the Fund's shares will equal or exceed NAV. The Fund may from time to time repurchase its shares at prices below their NAV or make a tender offer for its shares. While this may have the effect of increasing the NAV of those shares that remain outstanding, the effect of such re purchases on the market price of the remaining shares cannot be predicted.

Any offer by the Fund to repurchase shares will be made at a price based upon the NAV of the shares at the close of business on or within 14 days after the last date of the offer. Each offer will be made and stockholders notified in accordance with the requirements of the Exchange Act and the Investment Company Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a repurchase offer is authorized by the Fund's Board, a stockholder wishing to accept the offer may be required to offer to sell all (but not less than all) of the shares owned by such stockholder (or attributed to him or her for federal income tax purposes under Section 318 of the Code). The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below). Persons tendering shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any service charges will not be deducted from the consideration paid for the tendered shares. During the period of a repurchase offer, the Fund's stockholders will be able to determine the Fund's current NAV (which will be calculated weekly) by use of a toll-free telephone number.

CERTAIN PROVISIONS OF MARYLAND
LAW AND OF THE FUND'S CHARTER AND BY-LAWS

The following paragraphs summarize certain provisions of Maryland law and the Fund's Charter and By-Laws. The summary does not purport to be complete and is subject to and qualified in its entirety by reference to Maryland law and to the Fund's Charter and By-Laws.

Anti-Takeover Provisions in the Fund's Charter and By-Laws. The Fund's Charter and By-Laws include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions. These provisions, described below, also could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Fund, however, these provisions offer several possible advantages. They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

Size and Classification of the Board of Directors. The Fund's Charter provides that the number of directors of the Fund shall be established by the Fund's By-Laws, but shall not be less than the minimum number required by the MGCL. Any vacancy on the Board will be filled, at any regular meeting or at any special meeting called for that purpose, by a majority vote of the remaining Directors, even if the remaining Directors do not constitute a quorum, except that a vacancy resulting from an increase in the number of Directors will be filled by a majority vote of the entire Board. A Director elected by the Board to fill a vacancy serves until the next annual meeting of stockholders and until his successor is elected and qualifies.

The Fund's By-Laws provide for a staggered Board comprised of three classes as nearly equal in size as possible. Each class holds office until the third annual meeting for election of Directors following the election of such class. We believe that classification of the Fund's Board will help to assure the continuity and stability of the Fund's business strategies and policies. The classified Director provision may make the replacement of incumbent directors more time consuming and difficult. This could discourage a third party from making a tender offer or otherwise attempting to obtain control of us, even though such an attempt might be beneficial to us and our stockholders. A change in a majority of the Fund's Board will generally require at least two annual meetings of stockholders, instead of one. Thus, the classified Board provision could increase the likelihood that incumbent Directors will retain their positions.

Removal of Directors. The Fund's Charter provides that the Fund's Directors may be removed from office with or without cause but only by the affirmative vote of two-thirds of all votes entitled to be cast by the Fund's stockholders in the election of Directors. This provision, when coupled with the provision in the By-Laws authorizing the Board to fill vacant directorships, precludes stockholders from removing incumbent Directors and filling the vacancies created by such removal with their own nominees, except upon a substantial affirmative vote.

Business Combinations. Under Maryland law, certain "business combinations," including a merger, consolidation, share exchange, or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities, between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. An interested stockholder is defined as (i) any person who beneficially owns, directly or indirectly, ten percent or more of the voting power of the corporation's shares; or (ii) an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

At the conclusion of the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected.

These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price (as defined under Maryland law) for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. None of these provisions of the Maryland law will apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the interested stockholder becomes an interested stockholder.

The business combination statute is not applicable to a corporation registered under the Investment Company Act as a closed-end investment company unless its board of directors adopts a resolution to be subject to the business combination statute, provided that the resolution shall not be effective with respect to a business combination with any person who has become an interested stockholder before the time that the resolution is adopted.

The Fund's Board has not adopted such a resolution and thus, unless the Fund's Board adopts such a resolution in the future, the business combination statute will not be applicable to business combinations of the Fund with any person or entity. As a result, persons may be able to enter into business combinations with us that may not be in the best interests of our stockholders, without compliance with a super majority vote requirements and other provisions of Maryland law.

Control Share Acquisitions. Maryland law provides that "control shares" of a Maryland corporation acquired in a "control share acquisition" have no voting rights except to the extent approved by a stockholder vote of two-thirds of the votes entitled to be cast on the matter. Shares of stock owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter.

"Control shares" are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or shares of stock for which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: one-tenth or more, but less than one-third of all voting power; one-third or more, but less than a majority of all voting power; or a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A "control share acquisition" means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the Fund's Board to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the Fund may present the question at any stockholders' meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may be able to redeem any or all of the control shares (except those for which voting rights previously have been approved) for fair value. Fair value is determined without regard to the absence of voting rights for control shares as of the date of the last control share acquisition or of any meeting of stockholders at which the voting rights of control shares are considered and not approved. If voting rights for the control shares are approved at a stockholders' meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders of the corporation shall have the rights of objecting stockholders under Maryland law to demand and receive from the corporation payment of the fair value of such stockholder's stock. The fair value of the stock of a stockholder exercising the rights of objecting stockholders in such instance may not be less than the highest price per share paid by the acquiring person in the control share acquisition. Some of the limitations and restrictions otherwise applicable to the exercise of dissenters' rights do not apply in the context of a control share acquisition.

The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or bylaws of the corporation. The control share acquisition statute also does not apply to a corporation registered under the Investment Company Act as a closed-end investment company unless its board of directors adopts a resolution to be subject to the control share acquisition statute, provided that the resolution shall not be effective with respect to any person who has become a holder of control shares before the time that the resolution is adopted.

The Fund's Board has not adopted such a resolution and thus unless the Fund's Board adopts such a resolution in the future, the control share acquisition statute will not be applicable to control shares of the Fund acquired in a control share acquisition. In the event the Fund's Board adopts such a resolution, the Fund will provide timely notice of that action to the SEC.

Advance Notice of Director Nominations and New Business. The Fund's By-Laws provide that (a) with respect to an annual meeting of stockholders, nominations of persons for election to the Fund's Board and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund's notice of the meeting; (ii) by or at the direction of the Fund's Board; or (iii) by a stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Bylaws; and (b) with respect to special meetings of stockholders, only the business specified in the Fund's notice of the meeting may be brought before the special meeting of stockholders and nominations of persons for election to the Fund's Board may be made only (i) pursuant to the Fund's notice of the meeting; (ii) by or at the direction of the Fund's Board s; or (iii) provided that the Fund's Board has determined that Directors shall be elected at such meeting, by a stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the By-Laws.

The purpose of requiring stockholders to provide the Fund with advance notice of nominations and other business is to afford the Fund's Board a meaningful opportunity to consider the qualifications of the proposed nominees or the advisability of the other proposed business and, to the extent deemed necessary or desirable by the Fund's Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the Fund's By-Laws do not give the Fund's Board any power to disapprove stockholder nominations for the election of Directors or proposals for action, this advance notice procedure may have the effect of precluding a contest for the election of Directors or the consideration of stockholder proposals if the proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of Directors or to approve its own proposal, without regard to whether consideration of such nominees or proposals might be harmful or beneficial to the Fund and its stockholders.

Unsolicited Takeovers. Under Maryland law, a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors may elect to be subject to certain statutory provisions relating to unsolicited takeovers which, among other things, would automatically vest in the board of directors the exclusive right to determine the number of directors and the exclusive right, by the affirmative vote of a majority of the remaining directors, to fill vacancies on the board of directors, even if the remaining directors do not constitute a quorum. These statutory provisions relating to unsolicited takeovers also provide that any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, rather than the next annual meeting as would otherwise be the case and until his successor is elected and qualified.

An election to be subject to any or all of the foregoing statutory provisions may be made in the Funds Charter or By-Laws, or by a resolution of the Fund's Board without stockholder approval. Any such statutory provision to which the Fund elects to be subject will apply even if other provisions of Maryland law or the Fund's Charter or By-Laws provide to the contrary. Neither the Fund's Charter nor the Fund's By-Laws provide that the Fund is subject to any of the foregoing statutory provisions relating to unsolicited takeovers. However, the Fund's Board could adopt a resolution or amend the By-Laws of the Fund, without stockholder approval, to elect to become subject to some or all of these statutory provisions.

Amendment to the Charter and By-Laws; Meetings of Stockholders. The Fund's Charter may be amended only if declared advisable by the Board and approved by the stockholders by the affirmative vote of at least a majority of all votes entitled to be cast on the matter by the stockholders, except that under the terms of the Charter, amendments to several provisions of the Charter require approval by the affirmative vote of at least three-fourths of all votes entitled to be cast on the matter by the stockholders.. The Fund's Charter provides that the Fund's Board has the power to adopt, alter or repeal the By-Laws of the Fund except to the extent that the By-Laws provide otherwise. The Fund's By-Laws provide that the By-Laws may be altered, amended, added to or repealed only by a majority vote of the entire Board.

The affirmative vote of at least three-fourths of the shares of capital stock of the Fund outstanding and entitled to vote thereon shall be necessary to authorize any of the following actions: (1) the conversion of the Fund from a closed-end to an open-end investment company; (2) the merger or consolidation of the Fund into any other entity or any share exchange in which the Fund is not the successor; (3) the dissolution or liquidation of the Fund; (4) any sale or transfer of all or substantially all of the assets of the Fund other than in the ordinary course of the Fund's business; (5) any change in the business of the Fund such that it would cease to be an investment company registered under the Investment Company Act; (6) the issuance or transfer by the Fund of any securities of the Fund to any person in exchange for securities or other property having an aggregate fair market value of $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights distributed by the Fund; or (7) the amendment of any of the aforesaid provisions of the Fund's Charter. However, if such action has been declared advisable, approved or authorized by the affirmative vote of at least 70% of the entire Board , the affirmative vote of only a majority of the shares of capital stock of the Fund outstanding and entitled to vote thereon shall be necessary to authorize the aforesaid actions, except in the case of the issuance of securities as described in clause (6) above, for which no stockholder vote would be necessary unless otherwise required by applicable law. The principal purpose of the above provisions is to increase the Fund's ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Boa rd or a large majority of the stockholders. These provisions make it more difficult to liquidate, take over or open-end the Fund and thereby are intended to discourage investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure.

These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund's structure accomplished through a transaction covered by the provisions more difficult to achieve. The foregoing provisions also could impede or prevent transactions in which holders of common shares might obtain prices for their shares in excess of the current market prices at which the Fund's shares were then trading. Although these provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by stockholders, who purchased their common shares in preference to stock of the many mutual funds available.

The Fund holds annual meetings as required by the rules of the NYSE. Under Maryland law and the Fund's By-Laws, the Fund is required to call a special meeting of its stockholders upon the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at such special meeting. Any request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The Secretary of the Fund shall (i) inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Fund notify each stockholder entitled to notice of the meeting.

TAX MATTERS

U.S. Federal Income Taxes

The following is a summary of material U.S. federal income tax consequences that may be relevant to a stockholder acquiring, holding and disposing of common shares of the Fund and of participating in the Offer. This discussion addresses only U.S. federal income tax consequences to stockholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances. This discussion also does not address all of the tax consequences that may be relevant to stockholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers and traders in securities, tax-exempt or tax-deferred plans, U.S. stockholders whose functional currency is other than the U.S. dollar or stockholders who engage in constructive sale or conversion transactions. In addition, this discussion does not address state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable U.S. federal income tax laws as of the date of this prospectus; U.S. federal income tax law may be changed or subject to new interpretations by the courts or the U.S. Internal Revenue Service ("IRS") retroactively or prospectively. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in the Fund including the applicable U.S. federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

Rights

The receipt and the exercise of the Rights will not be taxable for U.S. federal income tax purposes. In general, if exercised, the tax basis of the Rights received will be determined by allocating to the Rights a portion of the recipient's existing tax basis in its shares with respect to which the distribution is made. However, if the Rights have a fair market value, at the time of the distribution, of less than 15% of the fair market value of the shares with respect to which the distribution is made, the Rights will have a basis of zero unless the recipient elects otherwise. If a holder of Common Stock receives Rights and allows such Rights to expire, such holder's basis in the Rights will be zero.

Generally, a stockholder will have a tax basis in any shares acquired upon exercise of the Rights equal to the Subscription Price plus the tax basis in the Rights, if any. The holding period of the shares will commence on the date of the exercise.

The basis of a Right purchased in the market will generally be its purchase price.

The Fund

The Fund has elected to be treated and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code, and this discussion assumes that the Fund will qualify as a regulated investment company.

Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income be derived from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies, and interests in "qualified publicly traded partnerships," as defined in the Code; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, the securities of other regulated investment companies, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or business or related trades or businesses, or in one or more "qualified publicly traded partnerships," as defined in the Code.

If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed (or deemed distributed, as described below) to stockholders, provided that, for each taxable year, the Fund distributes to its stockholders an amount equal to or exceeding 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. To the extent the Fund does not distribute all of its net capital gain, requiring it to pay U.S. federal income tax on the retained gain, the Fund may elect to treat such capital gains as having been distributed to stockholders. In that case, stockholders of record on the last day of the Fund's taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level, currently at a 35% U.S. federal tax rate, and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund's current or accumulated earnings and profits. In addition, if the Fund fails to qualify as a regulated investment company for any taxable year, the Fund will not be eligible to take a deduction for dividends paid to stockholders.

The Fund generally will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. Generally, the Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this federal excise tax, but can give no assurances that all such liability will be eliminated. Despite the Fund's intention to make sufficient distributions to satisfy the 90% and excise tax distribution requirements, its ability to do so may be limited by regulations imposed by countries in which it invests that may restrict repatriations of investment income and capital (such as by CSRC and SAFE) or the proceeds of securities sales by foreign investors such as the Fund, or by other factors.

In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the stockholder has held shares of the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the stockholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to stockholders annually.

The Fund may receive "qualified dividend income," as that term is defined in Section 1(h)(11) of the Code, from its investments and thus certain dividends distributed to individual stockholders attributable to the investment company taxable income of the Fund (if any) may qualify for the current maximum 15% federal tax rate on qualified dividend income. Capital gain dividends distributed by the Fund to individual stockholders generally will qualify for the current maximum 15% federal tax rate on long-term capital gains. Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; starting in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends would be taxed as ordinary income.

The Fund's dividends and distributions will generally not qualify for any dividends received deduction that might otherwise be available for certain dividends received by stockholders that are corporations.

Dividends and distributions declared in October, November or December, payable to stockholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each stockholder in December of the year in which the dividend was declared. Under this rule, therefore, stockholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Each year, the Fund's stockholders will receive a year-end statement designating the amounts of capital gains dividends, ordinary income dividends and qualified dividend income paid by the Fund during the preceding year. The tax status of dividends paid by the Fund is not affected by whether such dividends are reinvested or received in cash by stockholders. That is, stockholders that elect (or that are deemed to elect) to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase additional shares.

Special tax rules may change the normal treatment of gains and losses recognized by the Fund when it invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies" and "controlled foreign corporations." These special rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may possibly result in tax owed by the Fund. The application of these special rules would therefore also affect the character of distributions made by the Fund. Additionally, the Fund may recognize income on such investments even when it has not received cash distributions; to the extent that the Fund realizes such "phantom income," it may be forced to sell securities in order to make the requisite income distributions.

To the extent that the Fund invests in bonds issued with "original issue discount," including zero coupon bonds, it may realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its stockholders.

The redemption, sale or exchange of common shares normally will result in capital gain or loss to the holders of common shares. Generally, a stockholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporate stockholders at the rates applicable to ordinary income. For individual taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15% generally (scheduled to increase to 20% after 2010), while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 35% (scheduled to increase to 39.6% in 2011).

No loss will be allowed on the redemption, sale or exchange of common shares if the stockholder purchases other common shares of the Fund (whether through reinvestment of distributions or otherwise) or the stockholder acquires or enters into a contract or option to acquire shares that are substantially identical to common shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such common shares.

The Fund may be required to withhold taxes on certain dividends paid to stockholders who have not provided the Fund with their correct taxpayer identification numbers (which, in the case of individual stockholders, are normally their Social Security numbers), or are otherwise subject to back-up withholding.

Recent legislation generally imposes withholding of 30% on payments to certain foreign entities (including financial intermediaries), after December 31, 2012, of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Stockholders should consult their tax advisers regarding the possible implications of this legislation for their investment in the common shares.

Foreign Tax Credits

The Fund may be subject to certain taxes imposed by China, Hong Kong and possibly by other foreign countries with respect to dividends, capital gains and interest income. Under the Code, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal tax purposes, to treat any Chinese or other foreign country's income or withholding taxes paid by the Fund that are treated as income taxes under U.S. income tax principles, as paid by its stockholders. The Fund expects to qualify for and may make this election. For any year that the Fund makes such an election, each stockholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the Chinese government or to another country's government and the stockholders will be entitled, subject to certain limitations, to either deduct their allocable share of such foreign income taxes in computing their taxable income or to use it as a foreign tax credit against U.S. income taxes, if any. This treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (as discussed above). If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the stockholders in such later year, even if they are imposed with respect to income of an earlier year. Stockholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund's election. However, such stockholders should not be disadvantaged either, because the amount of additional income they are deemed to receive equal to their allocable shares of such foreign countries' income taxes paid by the Fund generally should not be subject to U.S. federal income tax.

The amount of Chinese or other foreign taxes that may be credited against a stockholder's U.S. federal income tax liability generally will be limited, however, to an amount equal to the stockholder's U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, the Fund's gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. In addition, this limitation must be applied separately to certain categories of foreign source income. As a consequence, certain stockholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its stockholders for that year and, if so, such notification will designate (i) such stockholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country.

The Fund will evaluate periodically whether to maintain a reserve with respect to earnings on certain investments in China that had not withheld income tax, but might become subject to withholding tax on a retroactive basis; however, there is no guarantee that the amount, if any, reserved for this purpose will be enough to cover any such tax liabilities.

Foreign Stockholders

A "foreign investor" is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership or a foreign estate or trust. Taxation of a stockholder who, as to the United States, is a foreign investor depends, in part, on whether the stockholder's income from the Fund is "effectively connected" with a United States trade or business carried on by the stockholder.

If the foreign investor's income from the Fund is not effectively connected with a United States trade or business carried on by the foreign investor, distributions of net investment income and net short-term capital gains will be subject to a 30% (or lower treaty rate) United States withholding tax. The Fund is not required to withhold any amounts of distributions to foreign investors with respect to taxable years of the Fund beginning before January 1, 2010 (or a later date if extended by the U.S. Congress) that are properly designated by the Fund as "short-term capital gain dividends" or "interest-related dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign investor. However, the Fund is expected to withhold such amounts even though it is not required to do so. Prospective investors are urged to consult their own tax advisors regarding the specific tax consequences relating to distributions of net short-term capital gains and qualified interest income. Furthermore, foreign investors may be subject to an increased United States tax on their income resulting from the Fund's election (described above) to "pass-through" amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them.

Distributions of net realized long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to U.S. tax unless a foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year and, in the case of gain realized upon the sale of Fund shares, unless (i) such gain is attributable to an office or fixed place of business in the United States or (ii) such nonresident alien individual has a tax home in the United States and such gain is not attributable to an office or fixed place of business located outside the United States. However, a determination by the Fund not to distribute long-term capital gains may reduce a foreign investor's overall return from an investment in the Fund, since the Fund will incur a U.S. federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes. A foreign investor may be required to establish it is not a U.S. person in order to avoid backup withholding tax on payments that would not otherwise be subject to the 30% withholding tax described above.

Backup withholding is not a separate tax and may be refunded to a foreign stockholder; however, a foreign stockholder would generally have to file a U.S. tax return to claim this refund.

If a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by the foreign investor, dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the rates applicable to U.S. persons and a foreign investor that is a corporation may also be subject to an additional 30% (or lower treaty rate) branch profits tax.

Recent legislation generally imposes withholding of 30% on payments to certain foreign entities (including financial intermediaries), after December 31, 2012, of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Foreign stockholders should consult their tax advisers regarding the possible implications of this legislation for their investment in the common shares.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Stockholders may be required to provide appropriate documentation to establish their entitlement to claim treaty benefits. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

Notices. Stockholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders will be sent, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

Chinese Taxes

There is very little guidance on the Chinese tax consequences of QFII transactions. Accordingly, the following is a general summary of the Chinese taxes that may be imposed on the Fund either directly or indirectly. The Chinese tax authorities may issue guidance on the tax consequences of QFII transactions at any time, possibly with retroactive effect; therefore, the Chinese tax consequences of QFII transactions may differ materially from those discussed below. In addition, before published guidance is issued and is well established in the administrative practice of the Chinese tax authorities, the practices of the Chinese tax authorities that collect Chinese taxes with respect to QFII transactions may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any new guidance that may be issued.

Tax Ownership. China has not issued guidance with respect to the tax ownership of securities held through a QFII quota for Chinese tax purposes. In addition, there is a general lack of guidance in the Chinese tax law with respect to the application of Chinese taxes in situations where legal title to assets are held by an intermediary on behalf of the beneficial owners of such assets. Based on current Chinese administrative practice, an intermediary that holds Chinese assets is generally treated as the taxpayer with respect to those assets for Chinese tax purposes notwithstanding the fact that such assets may be beneficially owned by another entity. It is thus expected that, although the Fund will be the beneficial legal owner of securities held through the QFII Quota, the Investment Adviser will be treated as the owner of such securities for Chinese tax purposes. In the event the Chinese tax authorities issue guidance with respect to the application of Chinese taxes in situations where legal title to assets are held by an intermediary on behalf of the beneficial owners of such assets, the expected treatment described above could change, possibly with retroactive effect.

Income Taxes. Under the Enterprise Income Tax Law of the People's Republic of China and its Implementing Rules, which took effect in China from January 1, 2008 onwards and a recent circular from the State Administration of Tax on January 23, 2009, the Fund's income from interests, dividends and profit distributions of companies from Chinese sources, received by QFII on behalf of the Fund, is generally subject to Chinese withholding tax at a rate of 10%, absent an applicable tax treaty. This invalidates the previous common practice of withholding agents for QFII accounts (such as the Sub Custodian) not to withhold any tax on dividends received by QFII in respect of their holdings of B-shares issued by China companies according to a previous notice issued on July 21, 1993 by the State Administration of Taxation and, given the absence of any guidance regarding the taxation of QFII transactions prior to this new circular promulgated on January 23, 2009, to treat QFII investments in A-shares the same as other foreign enterprise investments in B-shares for tax purposes without withholding any tax on dividend payments on, or gains derived with respect to the sale of, A-shares by QFII. However, it remains unclear whether this new circular will apply to the Fund retroactively and whether the PRC government will impose income tax on capital gains of the Fund realized with respect to trading of stocks or whether such income tax, if imposed, would be retroactive. The Fund will evaluate periodically whether to maintain a reserve with respect to earnings on certain investments in China that had not withheld income tax, but might become subject to withholding tax on a retroactive basis; however, there is no guarantee that the amount, if any, reserved for this purpose will be enough to cover any such tax liabilities.

Business Taxes. A Chinese business tax is imposed, generally at a rate of 5%, on the gross consideration received by a service provider of specified services and by a transferor with respect to the transfer of immovable property or intangible property. Certain qualifying financial institutions in China are subject to the business tax on interest and capital gains from securities based on special business tax rules that classify financial activities such as the buying, holding, and selling of securities as a service that is subject to the business tax. On December 1, 2005, the Ministry of Finance and State Administration of Taxations issued the QFII Business Tax Policy Circular, holding that QFIIs are not subject to the business tax with respect to gains derived from their securities trading activities. This circular did not address the business tax consequences o f other income, such as interest, and further guidance may be required. There can be no assurance that business tax will not be imposed on the income-generating activities of the Investment Adviser that may be interpreted as not falling within the scope of the QFII Business Tax Policy Circular such as interest.

Other Taxes. A Chinese stamp tax is generally imposed on the purchase and sale of shares of publicly-traded Chinese companies at a rate of 0.1% of the purchase/sales consideration. The Adviser will be subject to this tax on each trade it makes in a Chinese-listed security.

Treaty. Foreign enterprises with no permanent establishment in China who are qualified residents in countries that have entered into double taxation treaties with China may be entitled to a reduction of or exemption from Chinese taxes imposed on the payment of dividends, interest, and the recognition of gains with respect to various Chinese investments. China currently has a double taxation treaty with the United States. Whether this treaty might be applicable to reduce or exempt the Chinese taxes described above will depend, in part, on whether China issues guidance with respect to the application of Chinese taxes in situations where legal title to assets are held by an intermediary on behalf of the beneficial owners of such assets. In addition, the application of the double taxation treaty with the United States depends in part on China's application of the tax treaty residence qualification to different types of entities, which is another area of Chinese tax law that remains unsettled with little guidance from Chinese tax authorities.

The tax law and regulations of China are subject to change, and may be changed with retrospective effect. The interpretation and applicability of tax law and regulations by tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region. Accordingly, China taxes and duties payable by the Adviser as the QFII, which are to be reimbursed by the Fund to the extent attributable to the assets held through the A-share Quota, may change at any time.

Hong Kong Taxes

Taxation of the Fund. The Fund will be subject to Hong Kong profits tax on any assessable profits if (i) it carries on business in Hong Kong (on its own or through the agency of some other person, such as the Fund's Adviser or Sub-Adviser ) and (ii) its profits are derived from a Hong Kong source. Capital gains (as opposed to trading profits)

derived from the sale of shares or other securities of, and dividends received from, companies (wherever they are listed) are not subject to Hong Kong profits tax.

Trading profits derived from the sale of shares or other securities of companies which are listed on an exchange outside Hong Kong are not subject to Hong Kong profits tax provided the sale and purchase contracts are not effected in Hong Kong.

The Fund will qualify for exemption from Hong Kong profits tax under The Revenue (Profits Tax Exemption for Offshore Funds) Ordinance 2006 (the "Exemption Ordinance") if it (i) is not a Hong Kong resident; (ii) carries out "specified transactions" (which is very widely defined in the Exemption Ordinance) through or arranged by "specified persons" (i.e., mainly including registered authorized financial institutions or persons holding any of the types 1 to 9 licenses under the Securities and Futures Ordinance); and (iii) apart from those specified transactions and transactions incidental to them (as discussed below), does not carry on any other business in Hong Kong. Furthermore, other income from transactions carried out in Hong Kong by the Fund which are "incidental" to the carrying out of the "specified transactions" will also be exempt from Hong Kong profits tax provided such income does not exceed 5% of the trading receipts of the Fund from the exempt and incidental transactions in Hong Kong.

If the Fund converts to an open-end investment company, it may be necessary for it to apply for authorization under the Securities and Futures Ordinance of Hong Kong. If the current state of the law still prevails at that time, the Fund will upon receiving such authorization be exempt from Hong Kong profits tax on, amongst other things, its gains from trading in securities listed anywhere.

Taxation of Stockholders. There is no tax in Hong Kong on capital gains arising from the sale by an investor of shares of the Fund. However, in the case of certain investors (principally, share traders, financial institutions and insurance companies carrying on business in Hong Kong), such gains may be considered to be part of the investor's normal business profits and in such circumstances will be subject to Hong Kong profits tax at the current rate of 16.5% for corporations and up to a maximum of 15% for unincorporated businesses and individuals.

If the Fund is a tax-exempt offshore fund under the Exemption Ordinance, a Hong Kong resident stockholder who alone or with his associates (as defined in the Inland Revenue Ordinance of Hong Kong) (i) holds direct and/or indirect beneficial interest of 30% or more in the Fund; or (ii) holds any percentage of direct and/or indirect beneficial interest of the Fund (if the stockholder is "associated" with the Fund) will be deemed to have derived assessable profits in respect of the trading profits earned by the Fund from "specified transactions" and incidental transactions carried in Hong Kong.

The stockholder will be subject to Hong Kong profits tax on a deemed basis. The amount of deemed profits is ascertained by taking into account the percentage of the stockholder's interest in the Fund and the length of ownership.

Dividends which the Fund pays to its stockholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice.

No Hong Kong stamp duty will be payable in respect of transactions in the Fund's common shares provided that the register of stockholders is maintained outside of Hong Kong.

Singapore Income Tax

Taxation of the Fund. In the 2007 Budget Statement, the Minister for Finance announced the removal of the 80:20 rule under the Section 13C tax exemption scheme on specified income derived by a foreign investor from funds managed by a fund manager in Singapore. With the removal of the 80:20 rule, a qualifying investor of a qualifying fund will be granted tax exemption on specified income derived in respect of designated investments regardless of the residency status of its investors. The Monetary Authority of Singapore ("MAS") issued a circular FDD Cir 04/2007 on August 31, 2007 to provide details of the changes.

Legislation to put into effect the changes was also made with the introduction of a new Section 13CA in the Singapore Income Tax Act ("ITA") in November 2007. The applicable regulations ("Regulations") were issued on January 7, 2010 and together with Section 13CA, they apply retrospectively with effect from 1 September 2007. Section 13CA, read with the Regulations, provides that there shall be exempt from tax the specified income derived by a prescribed person from funds managed in Singapore by any fund manager in respect of designated investments. The definitions of "specified income", "prescribed person" and "designated investments" are set out in the Regulations. The term "prescribed person" corresponds to the term "qualifying fund" in the MAS Circular FDD Cir 04/2007. The tax exemption scheme under Section 13CA will continue to be available till March 31, 2014. Any fund that is already under this scheme on or before March 31, 2014 will continue to enjoy the tax exemption after that date, subject to the fund meeting the scheme's conditions.

According to the MAS circular FDD Cir 04/2007 read with the Regulations, a qualifying fund is an individual who is neither a Singapore citizen nor resident in Singapore, or a company not resident in Singapore, or a trustee of a trust fund who is not resident in Singapore, a Singapore citizen or a permanent establishment in Singapore. A company as defined in the ITA is any company incorporated or registered under any law in force in Singapore or elsewhere, and does not exclude a company that may be treated as a partnership for tax purposes in its country of incorporation or registration. The MAS circular and the Regulations do not appear to adopt a different meaning of the term "company". It follows that the Fund, being a company established under the laws of the State of Maryland, is and will continue to be a qualifying fund for the purposes of the tax exemption if the value of issued securities of the Fund is not 100% beneficially owned, directly or indirectly, by investors in Singapore (including investors who are Singapore citizens, resident individuals, resident non-individuals and permanent establishments in Singapore), and the Fund:

(a)  does not have a permanent establishment in Singapore (other than a fund manager);

(b)  does not carry on a business in Singapore; and

(c)  is not a company the income of which is derived from investments which have been transferred (other than by way of a sale on market terms and conditions) from a person carrying on a business in Singapore where the income derived by that person from those investments was not, or would not have been if not for their transfer, exempt from tax.

Financial Amount (Penalty) in relation to a qualifying fund's income. A qualifying investor as set out in the MAS circular FDD 04/2007, read with the Regulations, is:

A qualifying investor as set out in the MAS circular FDD 04/2007, read with the Regulations, is:

(a)  an individual;

(b)  a bona fide entity not resident in Singapore (excluding a permanent establishment in Singapore) that:

(i)  does not have a permanent establishment in Singapore (other than a fund manager) and does not carry on a business in Singapore; or

(ii)  carries on an operation in Singapore through a permanent establishment in Singapore but does not use funds from its operation in Singapore to invest in the qualifying fund;

(c)  a designated person; and

(d)  an investor other than those listed in (a), (b) and (c) above:

(i)  where the qualifying fund has less than 10 investors and such an investor, alone or with his associates, beneficially owns not more than 30% of the total value of issued securities of the qualifying fund (being a company) or the total value of the qualifying fund (being a trust fund), as the case may be; or

(ii)  where the qualifying fund has 10 or more investors and such an investor, alone or with his associates, beneficially owns not more than 50% of the total value of issued securities of the qualifying fund (being a company) or the total value of the qualifying fund (being a trust fund), as the case may be.

An investor of a qualifying fund who fails to qualify as a qualifying investor will have to pay a financial amount to the Comptroller of Income Tax. This amount is determined as follows:

Financial Amount = A x B x C

where—

A  is the percentage of the total value of all issued securities of the qualifying fund (being a company) which the value of those securities beneficially owned at the last day of the qualifying fund's financial year (basis period) relating to a particular year of assessment by the non-qualifying investor represents;

B  is the amount of income of the qualifying fund as reflected in the audited account of the qualifying fund for the basis period relating to that year of assessment; and

C  is the corporate tax rate applicable to that year of assessment. The current corporate tax rate is 17% with effect from year of assessment 2010.

Taxation of Shareholders in Singapore

The tax treatment of Singapore investors depends on whether the investors are individuals, companies or other persons who are not individuals.

Individuals. In the case of individuals, any income arising from sources outside Singapore and received in Singapore by an individual would be exempt from income tax. This exemption applies to both resident and non-resident individuals. However, for resident individuals, the exemption does not cover income that is received through a partnership in Singapore.

Hence, any distribution of income (i.e. dividends) from the Fund that is received by an individual in Singapore would be exempt from tax, unless the individual (if he is a resident) receives it through a Singapore partnership. Resident individuals are taxed at marginal rates ranging from 0% to 20%.

Companies & other persons (non-individuals)—residents. In the case of resident companies and other resident persons who are not individuals, any income distributed by the Fund will generally be regarded as foreign-sourced income, and will therefore be subject to tax only when received in Singapore. The applicable tax rate is 17%. However, as the income will be the payment of dividends by the Fund, such dividends may be exempt from tax if certain conditions prescribed by the ITA for the exemption are satisfied.

Where the dividend income is taxable when received in Singapore, if it is kept outside Singapore, e.g. in a foreign bank account, the income will not be subject to tax until such time that it is actually received in Singapore or deemed to be received in Singapore under section 10(25) of the ITA. This statutory provision deems certain acts to amount to a receipt of income in Singapore, i.e.—

(a)  any amount from any income derived from outside Singapore which is remitted to, transmitted or brought into, Singapore;

(b)  any amount from any income derived from outside Singapore which is applied in or towards satisfaction of any debt incurred in respect of a trade or business carried on in Singapore; and

(c)  any amount from any income derived from outside Singapore which is applied to purchase any movable property which is brought into Singapore

Companies & other persons (non-individuals)—non-residents. In the case of non-resident companies and other non-resident persons who are not individuals, any income distributed by the Fund and received in Singapore would not generally be subject to tax, unless the investor has a permanent establishment in Singapore (in a case where a relevant double tax treaty ("DTA") may apply) or the investor is otherwise carrying on a trade or business (in a case where no relevant DTA may apply). The applicable tax rate is 17%.

The Inland Revenue Authority of Singapore has clarified in a circular dated December 28, 1995 that section 10(25) of the ITA applies to companies which are "located in Singapore". Those companies which therefore do not operate in or from Singapore are not affected by the application of the deeming provisions in section 10(25) and may freely receive foreign sourced income in Singapore without the income being subject to tax.

Where, however, there is a permanent establishment in Singapore and a relevant DTA that may apply, the DTAs generally provide that Singapore has the right to tax the income received by a non-resident that is attributable to the business carried on by a permanent establishment of that non-resident in Singapore (i.e. the "business profits" article in the DTA).

Where there is no relevant DTA that may apply, the criterion of attributing profits is somewhat reversed, as section 12(1) of the ITA provides that the gains or profits of the trade or business shall be deemed to be derived from Singapore to the extent to which such gains or profits are not directly attributable to that part of the operations carried on outside Singapore.

Gains on disposal of the Shares. Singapore does not impose tax on capital gains. However, there are no specific laws or regulations which deal with the characterization of capital gains, and hence, gains may be construed to be of an income nature and subject to Singapore income tax especially if they arise from activities which the Inland Revenue Authority of Singapore regards as the carrying on of a trade or business in Singapore.

Stamp duty. No Singapore stamp duty is payable in respect of the issuance, holding or transfer of the Shares, as the Fund is incorporated and established outside Singapore, unless (in the case of an instrument of transfer) such Shares are registered in a register kept in Singapore. The Fund does not, and does not intend to, keep such a register in Singapore.

Estate duty. Singapore estate duty has been abolished with respect to all deaths occurring on or after February 15, 2008.

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Computershare Shareholder Services, Inc. and Computershare Trust Company, N.A. (collectively, the "Transfer Agent") act as the Fund's dividend paying agent, transfer agent and the registrar for the Fund's common shares. The principal address of the Transfer Agent is Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

CUSTODIAN AND SUB-CUSTODIAN

State Street Bank and Trust Company serves as custodian for the Fund (the "Custodian"). The Custodian will hold cash, securities and other assets of the Fund as required by the Investment Company Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The principal business address of the Custodian is One Lincoln Street, Boston, Massachusetts 02111-2101. The Adviser will employ sub-custodians in each of the jurisdictions in which the Fund invests. HSBC serves as the Fund's sub-custodian in China. The principal business address of the sub-custodian is HSBC Building, No. 101 of Yin Cheng East Road, Pudong District, Shanghai, China.

CODE OF ETHICS

The Fund's Board approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund. The Adviser is subject to a Code of Ethics under Rule 17j-1. Each Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC's website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549. This reference to the website does not incorporate the contents of the website into this Prospectus.

PROXY VOTING POLICY AND PROCEDURES

The Board has delegated to the Adviser authority to vote all proxies relating to the Fund's portfolio securities pursuant to the Fund's proxy voting policies and procedures, which are set out in Appendix B to this Prospectus. A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30 filed with the SEC and are available without charge on our website at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov. This reference to the website does not incorporate the contents of the website into this Prospectus.

DISTRIBUTION ARRANGEMENTS

Morgan Stanley & Co. Incorporated will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated August 12, 2010 among the Fund, the Adviser, the Sub-Adviser and the Dealer Manager, the Dealer Manager will provide financial structuring, marketing and soliciting services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for its financial structuring, marketing and soliciting services equal to 3.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege. The Fund has also agreed to reimburse the Dealer Manager up to an aggregate of $100,000 for a portion of its reasonable out-of-pocket expenses incurred in connection with the Offer. These fees and expenses of the Offer, including the dealer manager fee, will be borne by all of the Fund's Stockholders, including those Stockholders who do not exercise their Rights.

The Dealer Manager will reallow to broker-dealers included in the selling group, if any, formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to 0.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Shares held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, in the absence of such designation, to the Dealer Manager.

The Fund has agreed that, without the prior written consent of the Dealer Manager, it will not, during the period ending 180 days after the date of this Prospectus:

•  offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares, or

•  enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares,

whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any common shares or any securities convertible into or exercisable or exchangeable for common shares. This lock-up agreement will not apply to the common shares to be sold pursuant to the underwriting agreement or any common shares issued pursuant to the Fund's Dividend Reinvestment Plan.

The Fund, the Adviser and Sub-Adviser have agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.

Prior to the expiration of the Offer, the Dealer Manager and its affiliates may independently offer and sell the Rights and Shares in market-making transactions at negotiated prices related to prevailing market prices at the time of sale or otherwise. The Dealer Manager and its affiliates may act as principal or agent in such transactions. The Dealer Manager may realize profits or losses independent of any fees described in this prospectus. The Dealer Manager's fee for its financial structuring, marketing and soliciting services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of Rights and the sale of Shares.

The Dealer Manager and other affiliates of Morgan Stanley, the ultimate parent of the Adviser and Sub-Adviser, do not intend to confirm sales to accounts over which they exercise discretionary authority without the prior specific written approval of such customers.

In the ordinary course of their businesses, the Dealer Manager and its affiliates may engage in investment banking or financial transactions with the Fund, the Adviser and Sub-Adviser, and their affiliates.

The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expense of preparation and printing of the prospectus for the Offer, the expense of counsel and auditors in connection with the Offer and the out-of-pocket expenses incurred by the officers of the Fund and others in connection with the Offer.

The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York 10036.

SELLING RESTRICTIONS

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of Shares, or the possession, circulation or distribution of this Prospectus or any other material relating to the Fund or the Shares in any jurisdiction where action for that purpose is required. Accordingly, the Shares may not be offered or sold, directly or indirectly, and neither this Prospectus nor any other offering material or advertisements in connection with the Shares may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

The Rights and Shares offered pursuant to this Prospectus are not being registered under the Securities Act of 1933 for the purpose of sales outside the United States.

Pursuant to the Investment Regulations, the Fund will refuse investment by any investor who it reasonably believes to be a resident of mainland China.

People's Republic of China. No invitation to offer, or offer for, or sale of, the shares will be made to the public in the PRC (excluding, for these purposes, the Hong Kong and Macau Special Administrative Regions and Taiwan) or by any means that would be deemed public under the laws of the PRC. The information relating to the shares contained in the Prospectus has not been submitted to or approved by the CSRC or other relevant governmental authorities in the PRC. The shares may be offered or sold only to PRC investors that are authorized to buy and sell securities denominated in foreign currency. Potential investors resident in the PRC are responsible for obtaining all relevant approvals from the relevant PRC government authorities, including but not limited to the SAFE, before purchasing shares. This Prospectus further does not constitute any securities or investment advice to PRC citizens or nationals with permanent residence in the PRC, or to any corporation, partnership, or other entity incorporated or established in the PRC.

Hong Kong.  The contents of this Prospectus have not been reviewed nor endorsed by any regulatory authority in Hong Kong. Hong Kong residents are advised to exercise caution in relation to this offer. An investment in the Fund may not be suitable for everyone. If you are in any doubt about the contents of this Prospectus, you should consult your stockbroker, bank manager, solicitor, accountant or other financial adviser for independent professional advice. The Fund is not authorised by the Securities and Futures Commission ("SFC") in Hong Kong pursuant to Section 104 of the Securities and Futures Ordinance (Cap 571, Laws of Hong Kong) ("SFO"). This Prospectus has not been approved by the SFC in Hong Kong, nor has a copy of it been registered with the Registrar of Companies in Hong Kong and, must not, therefore, be issued, or possessed for the purpose of issue, to persons in Hong Kong other than (1) professional investors within the meaning of the SFO (including professional investors as defined by the Securities and Futures (Professional Investors) Rules); or (2) in circumstances which do not constitute an offer to the public for the purposes of the Companies Ordinance (Cap 32, Laws of Hong Kong) or the SFO. This Prospectus is distributed on a confidential basis and may not be reproduced in any form or transmitted to any person other than the person to whom it is addressed.

Singapore.  This Information Memorandum has not been and will not be registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this Information Memorandum and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Shares, may not be circulated or distributed, nor may the Shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to any person in Singapore other than (i) to an "institutional investor", and in accordance with the conditions, specified in Section 274 of the Securities and Futures Act Chapter 289 of Singapore (the "SFA"), (ii) to a "relevant person" as defined in Section 275(2) of the SFA, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where Shares are subscribed for or purchased under section 275 by a relevant person which is:

(i)  a corporation (which is not an accredited investor (as defined in section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

(ii)  a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor,

equity shares, debentures and units of equity shares and debentures of that corporation or the beneficiaries' rights and interest in that trust shall not be transferable for six months after that corporation or that trust has acquired the Shares under section 275 except:

(i)  to an institutional investor (for corporations, under section 274 of the SFA) or to a relevant person defined in section 275(2) of the SFA, or to any person pursuant to an offer that is made on terms that such rights or interest are acquired at a consideration of not less than 200,000 Singapore dollars (or its equivalent in a foreign currency) for each transaction, whether such amount is to be paid for in cash or by exchange of securities or other assets;

(ii)  where no consideration is given for the transfer; or

(iii)  where the transfer is by operation of law.

By accepting receipt of this document, any person in Singapore represents and warrants that he is entitled to receive such document in accordance with the restrictions set forth above and agrees to be bound by the limitations contained herein."

European Economic Area. In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive, each Manager has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Member State it has not made and will not make an offer of Shares to the public in that Member State, except that it may, with effect from and including such date, make an offer of Shares to the public in that Member State:

(a)  at any time to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;

(b)  at any time to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(c)  at any time in any other circumstances which do not require the publication by us of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of the above, the expression an "offer of Shares to the public" in relation to any Shares in any Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Shares to be offered so as to enable an investor to decide to purchase or subscribe the Shares, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in that Member State.

United Kingdom. This prospectus and any other material in relation to the Shares described herein is only being distributed to, and is only directed at, persons in the United Kingdom that are qualified investors within the meaning of Article 2(1)(e) of the Prospective Directive ("qualified investors") that also (i) have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended, or the Order, (ii) who fall within Article 49(2)(a) to (d) of the Order or (iii) to whom it may otherwise lawfully be communicated (all such persons together being referred to as "relevant persons"). The Shares are only available to, and any invitation, offer or agreement to purchase or otherwise acquire such Shares will be engaged in only with, relevant persons. This prospectus and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by recipients to any other person in the United Kingdom. Any person in the United Kingdom that is not a relevant person should not act or rely on this prospectus or any of its contents.

LEGAL MATTERS

With respect to matters of U.S. law, the validity of the common shares offered hereby will be passed on for the Fund by Dechert LLP, New York, New York, and certain legal matters relating to the Offer will be passed on for the Dealer Manager by Davis Polk & Wardwell LLP. Dechert LLP will rely, as to certain matters of Maryland law, on the opinion of Ballard Spahr LLP, Baltimore, Maryland.

The books and records of the Fund required under U.S. law are maintained at an office of the Fund in the United States and are subject to inspection by the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements included in the Fund's Annual Report to Stockholders as of December 31, 2009 are incorporated by reference into this Prospectus in reliance on the report of Ernst & Young LLP, the Fund's independent registered public accounting firm, given on their authority as experts in accounting and auditing. The principal address of Ernst & Young LLP is 200 Clarendon Street, Boston Massachusetts 02116.

ADDITIONAL INFORMATION

Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, which is on file with the SEC.

FINANCIAL STATEMENTS

The Fund's Annual Report for the fiscal year ended December 31, 2009 (the "Annual Report") is incorporated herein by reference with respect to all information other than the information set forth in the Chairman's Statement included therein. The Fund will furnish, without charge, a copy of its Annual Report upon request by writing to Morgan Stanley China A Share Fund, Inc., c/o State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2101, or by calling (800) 231-2608.

APPENDIX A

GEOGRAPHIC, POLITICAL AND ECONOMIC DEVELOPMENTS IN
THE PEOPLE'S REPUBLIC OF CHINA

The information set forth in this Appendix A has been extracted from various government, multi-national institutions and stock exchanges. The Fund, its Board and the Adviser make no representation as to the accuracy of the information, nor has the Fund or its Board attempted to verify the statistical information presented in this Appendix A. Furthermore, no representation is made that any correlation exists between China or its economy in general and the performance of the Fund.

Introduction

The People's Republic of China, or China, is located in Eastern Asia and borders North Korea and Vietnam. The total area of the country is approximately 9,596,961 square kilometers or slightly smaller than the United States. As of July 2009, the population of China is estimated to be about 1,338,612,968. 91.5 percent of the population is Han Chinese, while the remaining population is Zhuang, Uygur, Hui, Yi, Tibetan, Miao, Manchu, Mongol, Buyi, Korean or other nationalities.

Politics and Foreign Relations

China is a socialist state which since 1949 has been, and is expected to continue to be, controlled by the Communist Party of China and its present reforms, policies and regulatory climate may change without advance notice.

In 2008, Hu Jintao was elected President to serve for a second five year term and Wen Jiabao continued serving as Premier, having been nominated by President Hu Jintao in 2003. The State Council is appointed by the National People's Congress. China has a unicameral Congress called the National People's Congress or Quanguo Renmin Daibiao Dahui. The National People's Congress has 2,987 members who are elected by municipal, regional, provincial people's congresses and People's Liberation Army to serve five-year terms. China is made up of 23 provinces (including Taiwan), five autonomous regions (including Tibet) and five municipalities.

The Chinese Communist Party is the main political party in addition to eight smaller parties that are controlled by the Chinese Communist Party. The Chinese Communist Party is not opposed by any political group, although it has identified subversive groups, including the China Democracy Party and the Falungong spiritual movement. The Judicial Branch consists of the Supreme People's Court, Local Peoples Courts and Special Peoples Courts. The judges of the Supreme People's Court are appointed by the National People's Congress. The Local Peoples Court consists of higher, intermediate and basic courts while the Special Peoples Courts consists primarily of military, maritime, railway transport and forestry courts. The Chinese legal system is based on a civil law system influenced by Soviet and continental legal principles.

Economic System

Economic Structure. While China's economy has historically been a planned economy, since 1978 it has been transitioning to a more market-oriented economy. Government reforms have included phasing out of collectivized agriculture, liberalization of prices and state owned enterprises, creation of stock markets, and the opening of trade and investment to foreigners. Currently, these economic reform measures adopted by the Chinese government have had a positive effect on the economic development of China and have contributed to the tenfold increase in GDP since 1978. The Chinese government exercises significant control over China's economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Recently, the Chinese government implemented a number of measures, such as placing additional limitations on the ability of commercial banks to make loans by raising bank reserves against deposit rates.

Recent Economic Performance. Beginning in 2004, the Chinese government commenced the implementation of a number of measures to control inflation in China, which include the tightening of the money supply, the raising of interest rates and more stringent controls over certain industries. The expansionary monetary stance since end 2008, however, has increased inflation expectations. According to the World Bank "China Quarterly Update" from June 2010, inflation has picked up somewhat, but core inflation remains low. Inflation is likely to remain contained this year by the absence of price pressures globally.

China's economic growth has remained strong. After bottoming out in early 2009 amidst the global economic crisis, sequential GDP growth was strong on the back of massive domestic policy stimulus, pushing GDP up 11.9 percent on a year ago in the first quarter of 2010. Leading indicators and industrial production data suggest some moderation (year on year) in the second quarter, to a still rapid pace. The "China Quarterly Update" reported modestly stronger than expected growth through March 2010, but predicts more pronounced deceleration in growth later in 2010. The report forecasts overall GDP growth of 9.5% for 2010 and 8.5% for 2011. Source: (http://siteresources.worldbank.org/CHINAEXTN/ Resources/318949-1268688634523/Quarterly_June_2010.pdf).

The PRC government is expected to turn to consumer spending to help cushion any softening in the market for exports. In recent months, there have been several developments regarding wage growth and government stimulus that are expected to help move China toward a more consumption-oriented economy. These include increases or planned increases in the minimum wage in over 20 provinces and municipalities, job growth (a recent survey has put Chinese employers' hiring plans at a six-year high), and a reduction in the surplus of rural labor. Source: Darius Dale, "Why China is Putting the Brakes on Export-Driven Growth," Fortune (July 9, 2010) (http://money.cnn.com/2010/07/09/news/international/china_export_bubble.fortune/index.htm).

In terms of the overall turmoil in the global economy and the Eurozone sovereign debt crisis, the "China Quarterly Update" concludes that the renewed increase in risks to the global economy matters for China. However, sound macroeconomic fundamentals, absence of dependence on foreign capital flows and still binding capital controls mean that the impact of any potential global turmoil on China is likely limited to real economic impact via weaker trade. Domestically, the dynamics between economic developments and policy responses imply substantial risks and uncertainties, amplified by the types of instruments used, including with regard to the real estate sector. But, overall growth prospects remain solid and much less uncertain than a year ago. The risks related to rapidly rising housing prices have subsided because of the recent property tightening. Nonetheless, probably the most serious macroeconomic and financial risks are still those stemming from the monetary stimulus, including underlying pressure on asset prices, strains on local government finances, and nonperforming loans. Goods price inflation may rise if actual output continues to outgrow potential output. Source: (http://siteresources.worldbank.org/CHINAEXTN/ Resources/318949-1268688634523/Quarterly_June_2010.pdf).

CHINA: KEY ECONOMIC INDICATORS

	2002	2003	2004	2005	2006	2007	2008	2009f	2008				2008		2009
	Year	Year	Year	Year	Year	Year	Year	Year	Q1	Q2	Q3	Q4	Nov	Dec	Jan	Feb
Output, Employment and Prices
GDP (% change y-y)	9.1	10.0	10.1	10.4	11.6	11.9	9.0	6.5	10.6	10.1	9.0	6.8	—	—	—	—
Industrial production index(1)	10.0	12.8	11.5	11.6	12.9	13.5	9.3	6.8	16.2	15.9	13.0	6.4	5.4	5.7	3.8	3.8
Unemployment (%)(2)	4.0	4.3	4.2	4.2	4.1	4.0	4.2	5.0	4.0	4.0	4.0	4.2	—	—	—	—
Real wages (% change y-y)	15.5	12.0	10.5	12.6	12.7	13.3	—	—	—	—	—	—	—	—	—	—
Consumer price index (% change y-y)	–0.8	1.2	3.9	1.8	1.5	4.8	5.9	0.5	6.9	8.4	9.7	2.5	2.4	1.2	1.0	–1.6
Public Sector
Government balance (% GDP)	–3.0	–2.5	–1.5	–1.2	–1.0	0.6	–0.4	–3.2	—	—	—	—	—	—	—	—
Domestic public sector debt (% GDP)(3)	18.3	18.6	18.0	17.5	17.2	17.3	17.6	19.2	—	—	—	—	—	—	—	—
Foreign Trade, BOP and External Debt
Trade balance ($US billion)	44.1	44.8	59.0	102.1	177.5	262.0	297.3	327.3	41.4	58.2	83.3	114.3	40.1	39.0	39.1	4.8
Exports of goods ($US billion)	325.6	438.4	593.4	762	969	1218	1429	1344	306	360	408	354	115	111	90	64
(% change y-y)(4)	22.4	34.6	35.4	28.4	27.2	25.7	17.3	–5.9	21.4	22.4	23.0	4.3	–2.2	–2.8	–17.5	–25.7
Key export (% change y-y)(5)	23.9	35.8	37.0	29.0	28.5	26.2	16.8	—	21.4	21.5	22.1	4.2	–2.3	–3.2	–17.4	—
Imports of goods ($US billion)	281.5	393.6	534.4	660	791	956	1131	1017	264	302	324	240	74	72	51	60
(% change y-y)(4)	21.2	39.8	35.8	17.7	19.9	20.8	18.4	–10.1	28.6	32.4	25.7	–8.9	–18.0	–21.3	43.1	–23.8
Current account balance ($US billion)	35.4	45.9	68.7	160.8	253.3	371.8	416.0	425.0	—	—	—	—	—	—	—	—
(% GDP)	2.4	2.8	3.6	7.2	9.5	11.0	9.6	8.8	—	—	—	—	—	—	—	—
Foreign direct investment (US$ billion)(6)	49.3	47.1	54.9	72.4	72.7	83.5	108.3	70.0	27.4	25.0	22.0	33.9	5.3	21.9	7.5	—

	2002	2003	2004	2005	2006	2007	2008	2009f	2008				2008		2009
	Year	Year	Year	Year	Year	Year	Year	Year	Q1	Q2	Q3	Q4	Nov	Dec	Jan	Feb
External debt ($US billion)	186.4	208.7	248.9	281.0	323.0	373.6	—	—	—	—	—	—	—	—	—	—
(% GDP)	13.0	12.6	12.8	12.2	11.6	10.8	—	—	—	—	—	—	—	—	—	—
Short-term debt ($US billion)	65.7	88.1	115.8	156.1	183.6	220.1	—	—	—	—	—	—	—	—	—	—
Debt service ratio (% exports of g&s)	7.8	7.1	3.3	3.1	2.1	2.0	—	—	—	—	—	—	—	—	—	—
Foreign Exchange Reserves, gross ($US billion)	292.0	409.2	615.5	822	1074	1533	1950	2376	1688	1815	1912	1952	1891	1952	—	—
(months of imports of g&s)	10.5	10.6	12.0	14.9	16.3	19.2	19.6	25.8	19.2	18.0	17.7	24.4	25.3	27.1	—	—
Financial Markets
Domestic credit (% change y-y)	29.3	19.6	8.8	9.3	15.7	16.1	15.9	—	14.8	14.1	14.5	18.8	16.0	18.8	21.3	24.2
Short-term interest rate (% p.a.)(8)	2.7	2.7	3.3	3.3	3.3	3.3	2.8	3.3	4.1	4.1	4.1	2.8	3.1	2.8	2.8	2.8
Exchange rate (RMB/US$, eop)	8.3	8.3	8.3	8.08	7.82	7.37	6.84	6.80	7.08	6.90	6.83	6.84	6.83	6.84	6.84	—
Real effective exchange rate (2000=100)	101.9	95.2	92.7	98.7	97.2	98.8	111.6	—	99.4	101.0	108.7	110.5	113.2	110.5	110.1	—
(% change y-y)	–2.8	–6.6	–2.6	8.0	–1.5	1.7	12.9	—	4.8	5.5	9.4	11.9	17.3	12.9	12.9	—
Stock market index (Dec. 19, 1990=100)(9)	1358.0	1497.0	1266.5	1161	2675	5262	1821	—	3473	2736	2294	1821	1871	1821	1991	2083
Memo: Nominal GDP (US$ billion)	1453.8	1641.0	1931.7	2303	2780	3461	4327	4803	—	—	—	—	—	—	—	—

Source: World Bank Key Indicators, East Asia and Pacific Quarterly Update, April 2008 for years 2002 through 2004; East Asia and Pacific Update, April 2009 for years 005 through present

f = Forecast

(1)  Annual data are not comparable with the quarterly and monthly data. Annual data cover all industrial enterprises while the quarterly and monthly ones only refer to those enterprises with sales value above RMB5 million.

(2)  Official unemployment only, not including laid-off workers

(3)  Includes treasury bond, policy financial bond and other financial bond (end-period outstanding)

(4)  Nominal growth rate

(5)  Manufactured exports

(6)  Gross FDI

(7)  The East Asia and Pacific Quarterly Update, December 2008, does not include this category.

(8)  Central Bank loans to financial institutions, less than 20 days

(9)  Shanghai Stock Exchange A-Share Price Composite

Inflation

	1999		2000	2001	2002		2003	2004	2005	2006	2007	2008	2009f
Consumer Price Index	–	1.4	0.4	0.7	–	0.8	1.2	3.9	1.8	1.5	4.8	5.9	0.5

Source: USCBC, World Bank Key Indicators, East Asia and Pacific Quarterly Update, December 2008.

f = Forecast

Exchange Rates

Since mid-2008, the value of China's currency, the renminbi ("RMB"), has been pegged to the dollar. However, in June 2010, the Chinese central bank announced that it would "proceed further with reform" of the currency, signaling a willingness to allow greater fluctuation in the RMB's value. Source: (http://www.nytimes.com/2010/06/20/business/global/20yuan.html?fta=y).

The table below shows annual average reference exchange rates for RMB from 2000-2008.

	2000	2001	2002	2003	2004	2005	2006	2007	2008
	(RMB per units of foreign currency)
US($100)	827.84	827.70	827.70	827.70	827.68	819.17	797.18	760.40	694.51
HK($100)	106.18	106.08	106.07	106.24	106.23	105.30	102.62	97.46	89.19
JPY(¥100)	7.6864	6.8075	6.6237	7.1466	7.6552	7.4484	6.8570	6.4632	6.7427

Source: National Bureau of Statistics of China, China Statistical Yearbook 2009 (http://www.stats.gov.cn/tjsj/ndsj/2009/indexeh.htm).

As of December 1996, China has accepted the restrictions of Article VIII of the International Monetary Fund's Articles of Agreement, liberalizing foreign exchange in current account transactions. Source: (Wenhua, Shan, "The international law of EU investment in China," 9/22/02 Chinese J. Int'l L. 555.) Foreign exchange in China otherwise remains regulated.

Markets for Chinese Securities

The following table sets out the size of the Shanghai and Shenzhen Stock Exchanges as well as the Hong Kong Stock Exchange, Hong Kong Growth Enterprise Market and Hong Kong listed H-shares at December 31, 2009:

	No. of Listed Companies	No. of Newly Listed Companies in 2009	Market Cap
			(RMB Mil.)
China
Shanghai Stock Exchange	870	9	18,465,522.6
Shenzhen Stock Exchange	830	90	5,928,389.3
			(HK$bn)
Hong Kong
Hong Kong Stock Exchange	1,145	68	17,769.3
Hong Kong Growth Enterprise Market	174	5	105.0
Hong Kong listed H-Shares	116	6	4,686.4

Source: CEIC, Hong Kong Exchanges and Clearing Limited, Hong Kong Exchange, World Federation of Exchanges.

The following table sets out the yearly closing value of indices for the A-share, B-share and H-share markets as well as the Hong Kong Stock Exchange for the last ten years.

Date	China A-Share(1) (RMB)	China B-Share(2) (RMB)	Hong Kong Stock Exchange(3) HK($)	Hong Kong Listed H-Share(4) HK($)
December 31, 2009	14706.9	4559.36	21872.5	12794.1
December 31, 2008	6907.07	2064.43	14387.5	7891.8
December 31, 2007	18658.2	5479.51	27812.7	16124.7
December 31, 2006	679.53	3824.76	19964.7	10340.4
December 31, 2005	3063.22	1523.06	14876.4	5330.34
December 31, 2004	3270.86	1620.22	14230.1	4741.32
December 31, 2003	3620.89	2071.25	12575.9	5020.18
December 31, 2002	3055.91	1142.21	9321.29	1990.44
December 31, 2001	3617.45	1574.59	11397.2	1757.75
December 31, 2000	5466.85	938.36	15095.5	1624.13
December 31, 1999	3898.37	559.96	16962.1	1972.6

Source: Bloomberg

(1)  Bloomberg, SIASA, SSE A-Share Index

(2)  Bloomberg, SIBSB, SSE B-Share Index

(3)  Bloomberg, HSI, Hang Seng Index; see also http://www.hkex.com.hk/index.htm for reference to index name.

(4)  Bloomberg, HSCEI, Hang Seng China ENT Index; see also http://www.hkex.com.hk/index.htm for reference to index name.

Background and Development

Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges, and there is one stock exchange in Hong Kong, the Hong Kong Stock Exchange. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC.

The Shanghai Securities Exchange commenced trading on December 19, 1990, the Shenzhen Stock Exchange commenced trading on July 3, 1991, and the Hong Kong Stock Exchange commenced trading on April 2, 1986. The mainland stock exchanges divide listed shares into two classes: A-shares and B-shares.

A-shares are traded in RMB on the Shenzhen and Shanghai Stock Exchanges. A-shares are issued by companies incorporated in mainland China. A-shares may only be purchased by domestic investors and Qualified Foreign Institutional Investors or QFIIs. QFIIs are large investment houses that must conform to strict requirements in order to qualify for the QFII status. For example, QFIIs must hold funds for a minimum of one year before they may be repatriated.

B-shares are traded in foreign currency on the Shenzhen and Shanghai Stock Exchanges. B-shares are issued by companies incorporated in mainland China. B-shares were originally intended to be available only to foreign investors or foreign institutions. However, since February 2001, B-shares have been available to domestic individual investors who trade through legal foreign currency accounts.

A-shares represent a common stock ownership interest in the issuer and are traded on the Shanghai and Shenzhen Stock Exchanges in Chinese currency. All repatriations of gains and income on A-shares require the approval of Chinese State Administration of Foreign Exchange ("SAFE") and principal invested pursuant to the A-share Quota currently may not be repatriated for at least one year. B-shares are traded on the Shenzhen and Shanghai Stock Exchanges in Hong Kong dollars and U.S. dollars, respectively.

H-shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange. H-shares are issued by companies incorporated in mainland China which meet Hong Kong's listing and disclosure requirements in order to be listed on the Hong Kong Stock Exchange. H-shares may be traded by foreigners and domestic residents alike and are often the vehicle for extending a Chinese privatization to foreign investors. Chinese companies may list both A-shares and H-shares, but pricing may be inconsistent because they are not traded in the same currency and are not fungible.

Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange. Red Chip companies are incorporated outside mainland China, but often have a majority of their business interests in mainland China or are controlled by mainland Chinese interests, by way of direct or indirect shareholding and/or representation on the board of directors. Red Chips also may be traded by foreigners and domestic residents alike.

As of December 31, 2009, there were 870 companies listed on the Shanghai Stock Exchange and the market capitalization of the Shanghai market was approximately RMB18.5 trillion. As of December 31, 2009, there were 830 listed companies on the Shenzhen Stock Exchange and the market capitalization of the Shenzhen markets was approximately RMB5.9 trillion. As of December 31, 2009, there were 1,319 companies and 6,616 securities listed on the Hong Kong Stock Exchange with aggregate market capitalization of approximately HK$17,874 billion, making it one of the largest stock markets in Asia. In 2009, average daily turnover on the Hong Kong Stock Exchange was approximately HK$62,310 million.

Following China's accession to the World Trade Organization ("WTO") in December 2001, China has begun to open its securities industry to foreign investors under its WTO commitment, permitting limited investment by QFIIs in mainland companies. Foreign ownership generally may not exceed one-third under the current rules and foreign-invested securities companies face restrictions under PRC law on the permitted scope of their operations.

In November 2002, the "Interim Measures for the Administration of Securities Investment by Qualified Foreign Institutional Investors in China" (the "Interim Measures") were promulgated, which allows foreign investors to participate in the A-share market through QFIIs. In September 2006, these Interim Measures were superseded by the "Measures of the Administration of Securities Investment by QFIIs in China." As of July 2010, 97 QFIIs have been granted investment quotas of a total of approximately US$17.7 billion.

In 2005, the CSRC began a share reform process to convert formerly non-tradeable state-owned A-shares into tradeable shares. By the end of 2007, 1,298 listed companies on the Shanghai and Shenzhen exchanges, representing the vast majority of companies with non-tradeable shares, had completed the share reform process.

On April 16, 2010, the CSRC approved the launch of stock index futures trading based on the CSI 300 index, which tracks the Shanghai and Shenzhen markets. While QFIIs were originally excluded from participating in the Chinese stock index futures market, recent announcements by Chinese officials during the China-United States Strategic and Economic Dialogue indicate that QFIIs will be permitted, upon the promulgation of new rules, to invest in Chinese stock index futures.

Regulation

The State Council Securities Committee (SCSC) and the CSRC were established in 1992 to regulate the Chinese securities markets. The SCSC was made up of officials from various government ministries related to securities issuance and trading. Its purpose was to coordinate the ministries that issue securities, formulate policies and guidelines with respect to the securities markets, and promulgate rules and regulations governing the securities markets. The CSRC reported to the SCSC and was responsible for developing market rules and regulations, supervising securities firms ( especially their proprietary trading activities, and listed companies as well as their issuance, and selling of securities to the public, and overseeing the overseas listing of domestic companies.

In April 1998, the SCSC was merged into the CSRC and the CSRC today is the sole government securities and futures market regulator. The responsibilities of the CSRC include controlling the issuance, trading, and clearing of stocks, convertible bonds, and mutual funds; approving the listing of corporate bonds; supervising the trading of listed state debt and corporate bonds; managing securities and futures exchanges; and overseeing the circulation of information on securities and futures. The CSRC also processes applications to license companies in the securities and futures industries and regulates how enterprises within China may directly or indirectly market their securities outside of China. Funds and other financial products issued by securities and mutual fund companies must also be reviewed and approved by the CSRC.

Sources: China Securities Regulatory Commission, China Capital Markets Development Report (January 2008)

(http://www.csrc.gov.cn/n575458/n4001948/n4002195/n4004115/n11407936/n11407959.files/n11407958.pdf); Economist Intelligence Unit, "China Finance: Securities Markets Overview," Industry Briefing & Forecasts, August 20, 2007; US-China Business Council, China Briefing Book

(http://www.uschina.org/public/china/govstructure/govstructure_part6/csrc.html).

APPENDIX B

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.  POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services—RiskMetrics Group ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies—Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients ' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see

Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.  Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.  Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

(a)  We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

(i)  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

(ii)  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

(b)  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committee.

(c)  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

(d)  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

(e)  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

(f)  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

(g)  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

(h)  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

7.  Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

8.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

9.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

10.  Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

11.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

C.  Statutory auditor boards.

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.  Corporate transactions and proxy fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.  Changes in capital structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders./

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.  Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G.  Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.  Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

6.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

7.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

8.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I.  Social, Political and Environmental Issues.

We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.  Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.  ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO") or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information fro m the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.  Committee Procedures

The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the "Subcommittee") to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.

The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.

B.  Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.

The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.  Proxy Voting Reporting

The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

[APPENDIX A and APPENDIX B of the Proxy Voting Policy intentionally omitted.]

Revised February 25, 2009

MORGAN STANLEY CHINA A SHARE FUND, INC.